UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Definitive proxy statement

☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Additional Materials

☐ Soliciting Material Under Rule 14a-12

Infinity Energy Resources, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing proxy statement, if Other Than the Registrant)

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INFINITY ENERGY RESOURCES, INC.

11900 College Blvd., Suite 310

Overland Park, Kansas 66210

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on October 13, 2021

To the Stockholders of Infinity Energy Resources, Inc.:

Notice is hereby given that the 2021 Annual Meeting of Stockholders of Infinity Energy Resources, Inc., a Delaware corporation (the “Company”), will be held at 15612 College Blvd., Lenexa Kansas 66219, on October 13, 2021 at 10:00 A.M. Central Daylight Time (the “Annual Meeting”).

The Annual Meeting is being held for the following purposes:

1.	To elect three directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To approve an amendment to the Company’s Certificate of Incorporation, as amended, removing the provision providing that any action taken by the stockholders by written consent in lieu of a meeting requires that all of the Company’s stockholders entitled to vote on such action consent in writing thereto (the “Stockholder Written Consent Amendment Proposal”);

3.	To approve an amendment to the Company’s Certificate of Incorporation, as amended, increasing the Company’s authorized shares of common stock from 75,000,000 shares to 500,000,000 shares (the “Share Increase Amendment Proposal”);

4.	To approve an amendment to the Company’s Certificate of Incorporation, as amended, changing the Company’s name to American Noble Gas, Inc. (the “Name Change Amendment Proposal”);

5.	To approve the adoption of the Company’s 2021 Stock Option and Restricted Stock Plan (the “2021 Plan Proposal”);

6.	To ratify the appointment of RBSM LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2021;

7.	To approve a non-binding advisory proposal to approve the compensation paid to the Company’s named executive officers (the “Say-on-Pay Proposal”);

8.	To approve a non-binding advisory proposal on the frequency of the stockholder advisory vote on executive compensation (the “Say-on-Pay Frequency Proposal”); and

9.	To transact such other business as may properly come before the meeting.

The Board of Directors of the Company unanimously approves and recommends that you vote “FOR” each of the proposals.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of the Company’s Common Stock and stockholders of record of the Company’s Series A Convertible Preferred Stock (“Series A Preferred Stock”) at the close of business on August 24, 2021 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

All stockholders who are record or beneficial owners of the Company’s Common Stock and the Company’s Series A Preferred Stock on the Record Date are cordially invited to attend the Annual Meeting in person. Your vote is important regardless of the number of shares of Common Stock and/or Series A Preferred Stock that you own. Only record or beneficial owners of the Common Stock and/or Series A Preferred Stock as of the Record Date may attend the Annual Meeting in person. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stockholdings as of the Record Date, such as a recent brokerage account or bank statement.

Please promptly complete, sign, date and return the enclosed proxy card in the accompanying reply envelope to assure that your shares of Common Stock and/or Series A Preferred Stock are represented at the Annual Meeting. If you attend the Annual Meeting, you may vote in person, if you wish to do so, even if you have returned a proxy. Only stockholders who are record or beneficial owners of the Company’s Common Stock and the Company’s Series A Preferred Stock of record at the close of business on August 24, 2021 are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our offices. The enclosed proxy is being solicited on behalf of the Board of Directors. If you have any further questions concerning the Annual Meeting or any of the items of business to be presented, please contact Stanton E. Ross at (620) 431-8840.

By Order of the Board of Directors,

Stanton E. Ross

Chief Executive Officer

Overland Park, Kansas
August [__], 2021

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Your vote is important. Whether or not you intend to be present at the Annual Meeting, please vote your shares by telephone or on the Internet, or, if you request and receive a printed set of these Proxy Materials by mail, you may also mark, sign, and date the enclosed proxy and return it in the enclosed envelope to assure that your shares are represented at the Annual Meeting. If you attend the Annual Meeting, you may vote in person if you wish to do so, even if you have previously submitted your proxy.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFINITY ENERGY RESOURCES, INC.’S

PROXY STATEMENT

We will be using the Securities and Exchange Commission’s Notice and Access rules, which allow us to make the Proxy Materials available on the Internet, as the primary means of furnishing Proxy Materials to stockholders. On or about August [__], 2021, we will mail to all stockholders a Notice of Internet Availability of Proxy Materials, which contains instructions for accessing our Proxy Materials on the Internet and voting by telephone or on the Internet. The Notice of Internet Availability of Proxy Materials also contains instructions for requesting a printed set of Proxy Materials. The Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are available at: infyoilandgas.com.

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2021 PROXY STATEMENT TABLE OF CONTENTS

INFORMATION ABOUT THE MEETING AND VOTING	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6
PROPOSAL NO. 1 ELECTION OF DIRECTORS	8
Vote Required and Recommendation of Board	9
Family Relationships	10
Board of Directors and Committee Meetings	10
Committees of the Board	10
Report of the Board Serving the Equivalent Functions of an Audit Committee	10
Boards’ Role in the Oversight of Risk Management	11
Board Leadership Structure	11
Stockholder Communications with the Board	11
Process and Policy for Director Nominations	11
Code of Ethics and Conduct	12
Section 16(a) Beneficial Ownership Reporting	12
Director Compensation	13
PROPOSAL NO. 2 TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED, REMOVING THE PROVISION PROVIDING THAT ANY ACTION TAKEN BY THE STOCKHOLDERS BY WRITTEN CONSENT IN LIEU OF A MEETING REQUIRES THAT ALL OF THE COMPANY’S STOCKHOLDERS ENTITLED TO VOTE ON SUCH ACTION CONSENT IN WRITING THERETO	19
Vote Required and Recommendation of Board	20
PROPOSAL NO. 3 TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED, INCREASING THE COMPANY’S AUTHORIZED SHARES OF COMMON STOCK FROM 75,000,000 SHARES TO 500,000,000 SHARES	21
Form of the Share Increase Amendment	21
Purpose of the Share Increase Amendment	21
Rights of Additional Authorized Shares	21
Potential Adverse Effects of the Share Increase Amount	22
Potential Anti-Takeover Effects	22
Appraisal of Dissenters’ Rights	22
Effectiveness of Share Increase Amendment	22
Executive Officer and Director Interest	22
Vote Required and Recommendation of the Board	22
PROPOSAL NO. 4 TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED, CHANGING THE COMPANY’S NAME TO AMERICAN NOBLE GAS, INC.	23
Form of the Name Change Amendment	23
Reason for Name Change Amendment	23
Effectiveness of Name Change Amendment	23
Executive Officer and Director Interest	23
Vote Required and Recommendation of the Board	23
PROPOSAL NO. 5 TO APPROVE THE ADOPTION OF THE COMPANY’S 2021 STOCK OPTION AND RESTRICTED STOCK PLAN	24
Overview	24
Plan Summary	24
Types of Awards	25
Vote Required and Recommendation of Board	28
PROPOSAL NO. 6 TO RATIFY AND APPROVE THE APPOINTMENT OF RBSM LLP AS THE COMPANY’S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021	29
Audit and Related Fees	29
Vote Required and Recommendation of Board	30
PROPOSAL NO. 7 TO APPROVE A NON-BINDING ADVISORY PROPOSAL TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS;	31
PROPOSAL NO. 8 TO APPROVE A NON-BINDING ADVISORY PROPOSAL ON THE FREQUENCY OF THE STOCKHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION;	32
other matters	33
advance notice provisions for stockholder proposals and nominations	33
annual report	33
STOCKHOLDER PROPOSALS - 2022 ANNUAL MEETING OF STOCKHOLDERS	34
APPENDIX A: FORM OF SECOND CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORTION	A-1
APPENDIX B: 2021 STOCK OPTION AND RESTRICTED STOCK PLAN.	B-1

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INFINITY ENERGY RESOURCES, INC.

11900 College Blvd., Suite 310

Overland Park, Kansas 66210

PROXY STATEMENT

General Information

This Proxy Statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Infinity Energy Resources, Inc. (“we”, “us”, “our”, “Infinity or the “Company”) for use at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 15612 College Blvd., Lenexa Kansas 66219, on October 13, 2021 at 10:00 A.M ., Central Daylight Time, and any adjournment(s) or postponement(s) thereof. This Proxy Statement is being mailed on or about August [__], 2021 to the stockholders of record of the Company’s (i) common stock, par value $0.0001 per share (the “Common Stock”) and (ii) Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), which votes with the shares of Common Stock, on an as converted to Common Stock basis, with respect to all matters on which the holders of Common Stock are entitled to vote, as of August 24, 2021 (the “Record Date”).

This Proxy Statement (including the Notice of Annual Meeting of Stockholders) is first being made available to stockholders beginning on or before August [__], 2021. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (“Annual Report”), was filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2021. This Proxy Statement and the Annual Report are collectively referred to herein as the “Proxy Materials.”

INFORMATION ABOUT THE MEETING AND VOTING

Notice and Access Model

We are making the Proxy Materials available to stockholders on the Internet under the SEC’s Notice and Access model. On or before August [__], 2021, we will mail to all stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) in lieu of mailing a full printed set of the Proxy Materials. Accordingly, our Proxy Materials are first being made available to our stockholders on the Internet at ifnyoilandgas.com, on or before August [__], 2021. The Notice includes instructions for accessing the Proxy Materials and voting by mail, telephone or on the Internet. You will also find instructions for requesting a full printed set of the Proxy Materials in the Notice.

We believe the electronic method of delivery under the Notice and Access model will decrease postage and printing expenses, expedite delivery of Proxy Materials to you and reduce our environmental impact. We encourage you to take advantage of the availability of the Proxy Materials on the Internet. If you received the Notice but would like to receive a full printed set of the Proxy Materials in the mail, you may follow the instructions in the Notice for requesting such materials.

Solicitation/Cost of the Meeting

The enclosed proxy is being solicited by the Company’s the Board. The costs of the solicitation will be borne by the Company. Proxies may be solicited personally or by mail, telephone, facsimile or email by directors, officers and employees of the Company, none of whom will receive any additional compensation for such solicitations. The Company will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the Proxy Materials to beneficial owners of the Company’s shares of Common Stock Series A Preferred Stock.

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Proposals, Record Date, Voting Rights, and Votes Required

At the Annual Meeting, the Company’s stockholders will be asked:

1.	To elect three directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To approve an amendment to the Company’s Certificate of Incorporation, as amended, removing the provision providing that any action taken by the stockholders by written consent in lieu of a meeting requires that all of the Company’s stockholders entitled to vote on such action consent in writing thereto (the “Stockholder Written Consent Amendment Proposal”);

3.	To approve an amendment to the Company’s Certificate of Incorporation, as amended, increasing the Company’s authorized shares of common stock from 75,000,000 shares to 500,000,000 shares (the “Share Increase Proposal”);

4.	To approve an amendment to the Company’s Certificate of Incorporation, as amended, changing the Company’s name to American Noble Gas, Inc. (the “Name Change Proposal”);

5.	To approve the adoption of the Company’s 2021 Stock Option and Restricted Stock Plan (the “2021 Plan Proposal”);

6.	To ratify the appointment of RBSM LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2021;

7.	To approve a non-binding advisory proposal to approve the compensation paid to the Company’s named executive officers (the “Say-on-Pay Proposal”);

8.	To approve a non-binding advisory proposal on the frequency of the stockholder advisory vote on executive compensation (the “Say-on-Pay Frequency Proposal”); and

9.	To transact such other business as may properly come before the meeting.

Holders of shares of the Company’s Common Stock and the Company’s Series A Preferred Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting.

For all proposals, holders of Common Stock are entitled to one vote per share and holders of Series A Preferred Stock are entitled to one vote for each share of Common Stock, on an as-converted basis. Cumulative voting is not permitted in the election of directors or any of the proposals being submitted to the stockholders at the Annual Meeting.

The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. As of the Record Date, [_____] shares of Common Stock were outstanding and entitled to vote and [_____] shares of Series A Preferred Stock were outstanding providing the holders on an as-converted basis to [_______] votes, giving effect to certain beneficial ownership limitations relating to the Series A Preferred Stock. Thus, the holders of at least [________] shares of Common Stock and shares of Series A Preferred Stock, on an as-converted basis, collectively, must be deemed present in person or represented by proxy at the Annual Meeting to have a quorum. Abstentions and broker non-votes will count towards quorum requirements. If there is no quorum, the holders of a majority of the shares of Common Stock and shares of Series A Preferred Stock, on an as-converted basis, collectively, deemed present at the Annual Meeting in person or represented by proxy may adjourn the Annual Meeting to another date.

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Proposals No. 3, No. 4 and No. 6 are considered routine under the current rules of the New York Stock Exchange. All other proposals are matters considered non-routine under the current rules of the New York Stock Exchange, and therefore, may not be voted on by the broker or nominee holding the shares absent specific instructions from you, and without such instructions will be considered broker non-votes on these proposals.

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As to the election of directors under Proposal No. 1, if a quorum is present, directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the other nominees being proposed is withheld. If you “Abstain” from voting, it will have no impact on the vote. Broker non-votes will also not have any effect on approval of Proposal No. 1, because they are not entitled to vote on the matter.

As to Proposal No. 2 (the Stockholder Written Consent Amendment Proposal), if a quorum is present, the affirmative vote of a majority of the votes cast on the matter is required to approval the proposal. As to this proposal, a stockholder may: (i) vote “FOR” the proposal, (ii) vote “AGAINST” the proposal, or (iii) “ABSTAIN” with respect to the proposal. If you “Abstain” from voting, it will have no impact on the vote. Broker non-votes will also not have any effect on approval of Proposal No. 2, because they are not entitled to vote on the matter.

As to Proposal No. 3 (the Share Increase Amendment Proposal), if a quorum is present, the affirmative vote of a majority of the votes cast on the matter is required to approval the proposal. As to this proposal, a stockholder may: (i) vote “FOR” the proposal, (ii) vote “AGAINST” the proposal, or (iii) “ABSTAIN” with respect to the proposal. If you “Abstain” from voting, it will have the same effect as an “Against” vote. There will be no broker non-votes on Proposal No. 3.

As to Proposal No. 4 (the Name Change Amendment Proposal), if a quorum is present, the affirmative vote of a majority of the votes cast on the matter is required to approval the proposal. As to this proposal, a stockholder may: (i) vote “FOR” the proposal, (ii) vote “AGAINST” the proposal, or (iii) “ABSTAIN” with respect to the proposal. If you “Abstain” from voting, it will have the same effect as an “Against” vote. There will be no broker non-votes on Proposal No. 4.

As to Proposal No. 5 (the 2021 Plan Proposal), if a quorum is present, the affirmative vote of a majority of the votes cast on the matter is required to approval the proposal. As to this proposal, a stockholder may: (i) vote “FOR” the proposal, (ii) vote “AGAINST” the proposal, or (iii) “ABSTAIN” with respect to the proposal. If you “Abstain” from voting, it will have no impact on the vote. Broker non-votes will also not have any effect on approval of Proposal No. 5, because they are not entitled to vote on the matter.

As to Proposal No. 6, to ratify and approve the appointment of RBSM LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2021, if a quorum is present, the affirmative vote of a majority of the votes cast on the matter is required to approval the proposal. As to this proposal, a stockholder may: (i) vote “FOR” the proposal, (ii) vote “AGAINST” the proposal, or (iii) “ABSTAIN” with respect to the proposal. If you “Abstain” from voting, it will have the same effect as an “Against” vote. There will be no broker non-votes on Proposal No. 6.

As to Proposal No. 7 (the Say-on-Pay Proposal), if a quorum is present, the affirmative vote of a majority of the votes cast on the matter is required to approval the proposal, which is non-binding on the Company. As to this proposal, a stockholder may: (i) vote “FOR” the proposal, (ii) vote “AGAINST” the proposal, or (iii) “ABSTAIN” with respect to the proposal. If you “Abstain” from voting, it will have no impact on the vote. Broker non-votes will also not have any effect on approval of Proposal No. 7, because they are not entitled to vote on the matter.

As to Proposal No. 8 (the Say-on-Pay Frequency Proposal), if a quorum is present, the affirmative vote of a majority of the votes cast on the matter is required to approval the proposal, which is non-binding on the Company. As to this proposal, a stockholder may: (i) vote “FOR” the proposal, (ii) vote “AGAINST” the proposal, or (iii) “ABSTAIN” with respect to the proposal. If you “Abstain” from voting, it will have no impact on the vote. Broker non-votes will also not have any effect on approval of Proposal No. 8, because they are not entitled to vote on the matter.

Voting

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive by the Annual Meeting through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. Unless contrary instructions are indicated on the proxy, the shares of Common Stock or Series A Preferred Stock represented by such proxy will be voted “FOR” the slate of directors described herein, and “FOR” each of Proposal Nos. 2, 3, 4, 5, 6, 7 and 8. Voting by proxy will not affect your right to attend the Annual Meeting. A proxy may be revoked at any time prior to its exercise by (i) providing notice in writing to the Company’s corporate secretary that the proxy is revoked; (ii) presenting to the Company a later-dated proxy; or (iii) by attending the Annual Meeting and voting in person. If you plan to attend the Annual Meeting, please ensure that you have an admission ticket or other authorization from the record holder of your shares

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Registered Holder

If your shares are registered directly in your name through our stock transfer agent, Action Transfer Corporation (“Action Transfer”), or you have stock certificates registered in your name, you may vote:

●	By Internet or by telephone. To vote by internet or telephone, follow the instructions included in the Notice or, if you received printed materials, follow the instructions in the proxy card.

●	By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the recommendation of our Board as noted above.

●

In person at the Annual Meeting. If you attend the Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close on October 12, 2021 at 11:59 p.m. Central Daylight Time.

Beneficial Holder

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact the broker or agent to obtain a legal proxy or broker’s proxy card and bring it with you to the Annual Meeting in order to vote. You will not be able to vote at the Annual Meeting unless you have a proxy card from your broker.

No Dissenters (Appraisal) Rights

The proposed corporate actions on which the stockholders are being asked to vote are not corporate actions for which stockholders of a Delaware corporation have appraisal rights under the Delaware General Corporation Law (the “DGCL”).

Proposals by Security Holders and Other Matters

No stockholder has requested that we include any additional proposals in this Proxy Statement or otherwise requested that any proposals be submitted to the stockholders at the Annual Meeting. Management and the Board of the Company know of no other matters to be brought before the Annual Meeting other than as described herein. If any other matters are properly presented to the stockholders for action at the Annual Meeting and any adjournments or postponements thereof, the proxy holder named in the enclosed proxy intends to vote in the holder’s discretion on all matters on which the shares of Common Stock and Series A Preferred Stock represented by such proxy are entitled to vote.

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Forward-Looking Statements

This Proxy Statement may contain certain “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward-looking statements.

Such forward-looking statements include statements about our expectations, beliefs or intentions regarding actions contemplated by this Proxy Statement, our potential business, financial condition, results of operations, strategies, or prospects. You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends, or results as of the date they are made and are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” or “will,” and similar expressions or variations. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These factors include those described under the caption “Risk Factors” included in our other filings with the Securities and Exchange Commission (“SEC”), including the disclosures set forth in Item 1A of our Form 10-K for the year ended December 31, 2020 and our Current Reports on Forms 8-K and 8-K/A filed with the SEC on March 30, 2021, April 6, 2021, April 22, 2021, May 11, 2021, June 15, 2021, July 13, 2021 and August 13, 2021.

Furthermore, such forward-looking statements speak only as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 13, 2021, information regarding beneficial ownership of our capital stock by:

●	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our equity securities;

●	each of our named executive officers;

●	each of our directors; and

●	all of our executive officers and directors as a group.

The percentage ownership information shown in the table below is based upon 18,793,265 shares of Common Stock and 22,776 shares of Series A Preferred Stock outstanding as of August 13, 2021 (which shares of Series A Preferred Stock are entitled to a total of 3,818,880 votes. The percentage ownership information shown in the table excludes (a) shares of Common Stock issuable upon the exercise of outstanding warrants to purchase an aggregate of up to 12,480,784 shares of Common Stock, with a weighted average exercise price of $0.46 per share, (b) shares of Common Stock issuable upon outstanding stock options exercisable for up to 2,077,000 shares of Common Stock, with a weighted average exercise price of $5.73 per share and (c) 65,930 shares of Common Stock issuable upon conversion of $57,330 principal balance of 3% Convertible Promissory Notes outstanding.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including securities that are convertible into and exercisable for shares of Common Stock within sixty (60) days after August 13, 2021. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock and Series A Preferred Stock shown that they beneficially own, subject to community property laws where applicable.

For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons named above, any shares of Common Stock that such person or persons has the right to acquire within sixty (60) days after August 13, 2021 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares of Common Stock listed as beneficially owned does not constitute an admission of beneficial ownership.

Except as otherwise noted below, the address for persons listed in the table is c/o Infinity Energy Resources, Inc., 11900 College Blvd., Suite 310, Overland Park, KS 66210.

Shares Beneficially Owned					%
			Series A Preferred		Total Voting
	Common Stock		Stock		Power
5% or greater stockholders:	Shares	%	Shares	%	(1)
Lawrence D. Smith, estate	4,277,790	15.5%	-	-%	13.6%
Thomas J. Heckman (2)	2,444,746	8.8%	347,188	9.1%	8.9%

Directors and executive officers
Stanton E. Ross (3) President, Chief Executive Officer and Chairman	3,221,007	11.7%	-	-%	10.2%
Daniel F. Hutchins (4) Director, Chief Financial Officer, Treasurer and Secretary	3,938,548	14.3%	-	-%	12.5%
John Loeffelbein (5) Chief Operating Officer	2,000,000	7.2%	-	-%	6.4%
Leroy C. Richie (6) Director	1,287,861	4.7%	-	-%	4.1%

Directors and executive officers as a group (4 persons) (7)	10,447,416	37.9%	-	-%	33.2%

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(1)	Percentage of total voting power represents voting power with respect to all shares of our Common Stock and Series A Preferred Stock, which have the same voting rights as our shares of Common Stock. Holders of Common Stock are entitled to one (1) vote per share for each share of Common Stock held by them and holders of our shares of Series A Preferred Stock are entitled to one (1) vote for each share of Common Stock into which the Series A Preferred Stock is convertible, on an as converted basis. Notwithstanding the foregoing, the Series A Preferred Stock includes beneficial ownership limitations so that all holders of our Series A Preferred Stock are unable to convert their shares of Series A Preferred Stock to shares of Common Stock so that they would own greater than 4.99% of our issued and outstanding shares of Common Stock, unless they provide at least 61 days’ prior written notice to increase such beneficial ownership limitation up to a maximum of 9.99% of our issued and outstanding shares of Common Stock. These percentages reflect such beneficial ownership limitations.

(2)	Such shares of Common Stock beneficially owned by Mr. Heckman include: (i) 2,000 shares of Common Stock issuable upon full exercise of vested options, (ii) 442,746 shares held by Ozark Capital LLC (“Ozark”), which shares Mr. Heckman is deemed to beneficially own, and (iii) 1,250,000 restricted shares of Common Stock, which are subject to forfeiture. Such shares of Common Stock beneficially owned by Mr. Heckman exclude an aggregate of 603,598 shares of Common Stock that would be issuable in any combination, but for the applicable Beneficial Ownership Limitation (i) upon conversion of 1,111 shares of Series A Preferred Stock held by Ozark and (ii) upon exercise of March Warrants held by Ozark.

Such shares of Series A Preferred Stock beneficially owned by Mr. Heckman include 1,111 shares of Series A Preferred Stock held by Ozark, which shares Mr. Heckman, who in the managing member of Ozark, is deemed to beneficially own and are convertible into 347,188 shares of Common Stock. Conversion of such shares of Series A Preferred Stock beneficially owned by Mr. Heckman are subject to the applicable beneficial ownership limitation.

(3)	Such shares of Common Stock beneficially owned by Mr. Ross include: (i) 130,000 shares of Common Stock issuable upon full exercise of vested options, (ii) up to 1,051,416 shares of Common Stock issuable upon full exercise of a Creditor Warrant, (iii) 12,091 shares of Common Stock issuable upon full conversion of a Note, including accruable interest, and (iv) 1,250,000 restricted shares of Common Stock, which are subject to forfeiture.

(4)	Such shares of Common Stock beneficially owned by Mr. Hutchins include: (i) 57,500 shares of Common Stock issuable upon full exercise of vested options, (ii) up to 3,324,813 shares of Common Stock issuable upon full exercise of a Creditor Warrant, (iii) 38,235 shares of Common Stock issuable upon full conversion of a Note, including accruable interest, and (iv) 312,500 restricted shares of Common Stock, which are subject to forfeiture.

(5)	Such shares of Common Stock beneficially owned by Mr. Loeffelbein consist of 2,000,000 restricted shares of Common Stock issued to Mr. Loeffelbein as compensation in October 2019, which are fully vested.

(6)	Such shares of Common Stock beneficially owned by Mr. Richie include: (i) 52,500 shares of Common Stock issuable upon full exercise of vested options, (ii) 727,000 shares of Common Stock issuable upon full exercise of a Creditor Warrant, (iii) 8,361 shares of Common Stock issuable upon full conversion of a Note, including accruable interest, and (iv) 312,500 restricted shares of Common Stock, which are subject to forfeiture.

(7)	See the information included in footnotes 2 through 6 above.

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PROPOSAL NO. 1 ELECTION OF DIRECTORS

The following individuals have been nominated as members of our Board, each to serve until the 2022 Annual Meeting of Stockholders, until their successors are elected and qualified or until their earlier resignation or removal. Pursuant to our Bylaws, directors are to be elected by a plurality of the votes of the shares of Common Stock and shares of Common Stock into which the Series A Preferred Stock are convertible, on an as converted basis, voting together, present in person or represented by proxy at the Annual Meeting and voting on such matter. This means that the three (3) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

Following is information about each nominee, including biographical data for at least the last five (5) years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Name of Director	Age	Director Since
Stanton E. Ross	59	March 1992
Daniel F. Hutchins	65	December 2007
Leroy C. Richie	79	June 1999

Stanton E. Ross. From March 1992 to June 2005, Mr. Ross was Infinity’s Chairman and President and served as an officer and director of each of its subsidiaries. He resigned all of these positions with Infinity in June 2005, except Chairman, but was reappointed as Infinity’s President in October 2006. Mr. Ross has served as Chairman, President and Chief Executive Officer of Digital Ally, Inc. (“Digital”) since September 2005. Digital is a publicly held company whose common stock is traded on the Nasdaq Capital Market under the symbol DGLY. From 1991 until March 1992, he founded and served as President of Midwest Financial, a financial services corporation involved in mergers, acquisitions and financing for corporations in the Midwest. From 1990 to 1991, Mr. Ross was employed by Duggan Securities, Inc., an investment banking firm in Overland Park, Kansas, where he primarily worked in corporate finance. From 1989 to 1990, he was employed by Stifel, Nicolaus & Co., a member of the New York Stock Exchange, where he was an investment executive. From 1987 to 1989, Mr. Ross was self-employed as a business consultant. From 1985 to 1987, Mr. Ross was President and founder of Kansas Microwave, Inc., which developed a radar detector product. From 1981 to 1985, he was employed by Birdview Satellite Communications, Inc., which manufactured and marketed home satellite television systems, initially as a salesman and later as National Sales Manager. Mr. Ross allocates his time between Digital and the Company as he deems necessary to discharge his fiduciary duties to each of them. Because of the Company’s reduced level of activity and the needs of Digital, he has devoted most of his time to Digital and the balance to the Company during the last year. Mr. Ross served on the board of directors of Studio One Media, Inc., a publicly held company, from January 2013 to March 2013. Mr. Ross holds no public company directorships other than with Digital and Infinity currently and has not held any others during the previous five years, except for Studio One Media, Inc. The Company believes that Mr. Ross’s broad entrepreneurial, financial and business experience and his experience with micro-cap public companies and role as Chairman, President and CEO gives him the qualifications and skills to serve as a director.

Daniel F. Hutchins. Mr. Hutchins was elected to serve as a Director of Infinity and was also appointed to serve as Chief Financial Officer of Infinity effective as of August 13, 2007. Mr. Hutchins was elected as a Director of Digital Ally, Inc. in December 2007, serves as Chairman of its Audit Committee and is its financial expert. He is also a member of Digital’s Nominating and Governance Committee. Mr. Hutchins, a Certified Public Accountant, is a Principal with the accounting firm of Hutchins & Haake, LLC. He was previously a member of the Advisory Board of Digital Ally. Mr. Hutchins has served as an instructor for the Becker CPA exam with the Keller Graduate School of Management and has over 18 years of teaching experience preparing CPA candidates for the CPA exam. He has over 30 years of public accounting experience, including five years with Deloitte & Touche, LLP. He holds no other public directorships and has not held any others during the previous five years. He has served on the boards of various non-profit groups and is a member of the American Institute of Certified Public Accountants. Mr. Hutchins earned his Bachelor of Business Administration degree in Accounting at Washburn University in Topeka, Kansas. Mr. Hutchins holds no other public company directorships currently and for the previous five years. The Company believes that Mr. Hutchins’ significant experience in finance and accounting gives him the qualifications to serve as a director.

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Leroy C. Richie. Mr. Richie has been a director of Infinity since June 1, 1999. Since 2005, Mr. Richie has served as the lead outside director of Digital Ally, Inc. and currently serves as a member of Digital’s Audit Committee and is the Chairman of its Nominating and Governance and Compensation Committees. Additionally, until 2017, Mr. Richie served as a member of the boards of directors of Columbia Mutual Funds, (or mutual fund companies acquired by or merged with Columbia Mutual Funds), a family of investment companies managed by Ameriprise Financial, Inc. From 2004 to 2015, he was of counsel to the Detroit law firm of Lewis & Munday, P.C. He holds no other public directorships and has not held any others during the previous five years, except for OGE Energy Corp. (2007-2014) and Kerr-McGee Corporation (1998-2005). Mr. Richie serves as Vice-Chairman of the Board of Trustees and Chairman of the Compensation Committee for the Henry Ford Health System, in Detroit. Mr. Richie was formerly Vice President of Chrysler Corporation and General Counsel for automotive legal affairs, where he directed all legal affairs for its automotive operations from 1986 until his retirement in 1997. Before joining Chrysler, he was an associate with the New York law firm of White & Case (1973-1978), and served as director of the New York office of the Federal Trade Commission (1978-1983). Mr. Richie received a B.A. from City College of New York, where he was valedictorian, and a J.D. from the New York University School of Law, where he was awarded an Arthur Garfield Hays Civil Liberties Fellowship. The Company believes that Mr. Richie’s extensive experience as a lawyer and as an officer or director of public companies gives him the qualifications and skills to serve as a Director.

Required Vote and Recommendation of the Board

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Our Bylaws provide that directors are to be elected by a plurality of the votes of the shares of Common Stock and shares of Common Stock into which the Series A Preferred Stock are convertible, on an as converted basis, voting together, present in person or represented by proxy at the Annual Meeting and voting on the matter. This means that the three (3) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the three (3) director nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE ELECTION OF THE THREE (3) DIRECTOR NOMINEES.

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Family Relationships

There is no family relationship between any of our directors, director nominees and executive officers.

Board of Directors and Committee Meetings

Our Board of Directors (the “Board”) held one meeting during the fiscal year ended December 31, 2020. Our directors attended all the meetings of the Board. Our directors are expected, absent exceptional circumstances, to attend all Board meetings.

Committees of the Board

We do not have Audit, Compensation or Nominating and Governance Committees. Our full Board discharges the duties that such committees would normally have. We do not have such committees because of our stage of operations and because our Board consists of only three members.

Our full Board is comprised of three Directors, one of whom is independent, as defined by the rules and regulations of the Securities and Exchange Commission. The members of our Board are Stanton E. Ross, Leroy C. Richie and Daniel F. Hutchins. The Board determined that Mr. Richie qualifies as an “audit committee financial expert,” as defined under the rules and regulations of the Securities and Exchange Commission and is independent as noted above.

Stanton E. Ross, Leroy C. Richie and Daniel F. Hutchins are the directors of the Company. Messrs. Ross and Hutchins are not considered “independent” in accordance with Rule 5605(a)(2) of the NASDAQ Marketplace Rules. The Board has determined that Mr. Richie is independent in accordance with the NASDAQ and SEC rules. We are currently traded on the OTC QB, which does not require that a majority of the board be independent. If we ever become an issuer whose securities are listed on a national securities exchange or on an automated inter-dealer quotation system of a national securities association, which has independent director requirements, we intend to comply with all applicable requirements relating to director independence.

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by the Company’s independent accountants must be approved in advance by the Board to assure that such services do not impair the accountants’ independence from the Company. Our full Board performs the equivalent functions of an audit committee, therefore, no policies or procedures other than those required by SEC rules on auditor independence, have been implemented.

Report of the Board Serving the Equivalent Functions of an Audit Committee

Review and Discussion with Management

Our Board has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2020, the process designed to achieve compliance with Section 404 of the Sarbanes-Oxley Act of 2002 and our assessment of internal control over financial reporting.

Review and Discussions with Independent Registered Public Accounting Firm

Our Board has discussed with RBSM, LLP, our independent registered public accounting firm for fiscal year 2020 and 2019, the matters the Board, serving the equivalent functions of an audit committee, is required to discuss. Specifically, the Board has discussed with the independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board’s Auditing AS 1301 (Communications With Audit Committees), as modified or supplemented. The discussions occurred with management and the independent public accountants about the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates, judgments and the transparency of disclosures in the Company’s financial statements.

The Board has also received written disclosures in a letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s independence, and has discussed with the independent registered public accounting firm their independence from the Company and its management. This review also includes discussions of audit and non-audit fees as well as evaluation of the Company’s significant financial policies and accounting systems and controls.

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The Board has also reviewed the independence of the independent registered public accounting firm considering the compatibility of non-audit services with maintaining their independence from the Company. Based on the preceding review and discussions contained in this paragraph, the Board recommended that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the Securities and Exchange Commission.

Conclusion

Based on the review and discussions referred to above, the Board, serving the equivalent functions of the audit committee, approved our audited financial statements for the fiscal year ended December 31, 2020 be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the Securities and Exchange Commission.

Boards’ Role in the Oversight of Risk Management

We face a variety of risks, including credit, liquidity and operational risks. In fulfilling its risk oversight role, our Board focuses on the adequacy of our risk management process and overall risk management system. Our Board believes that an effective risk management system will (i) adequately identify the material risks that we face in a timely manner; (ii) implement appropriate risk management strategies that are responsive to our risk profile and specific material risk exposures; (iii) integrate consideration of risk and risk management into our business decision-making; and (iv) include policies and procedures that adequately transmit necessary information regarding material risks to senior executives and, as appropriate, to the Board or relevant committee.

Our Board oversees risk management for us. Accordingly, the Board schedules time for periodic review of risk management, in addition to its other duties. In this role, the Board receives reports from management, certified public accountants, outside legal counsel, and to the extent necessary, from other advisors, and strives to generate serious and thoughtful attention to our risk management process and system, the nature of the material risks we face, and the adequacy of our policies and procedures designed to respond to and mitigate these risks.

Board Leadership Structure

Our Board has a Chairman of the Board. Our Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. Our Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of us and our stockholders. The Board believes that Mr. Ross’s service as both Chief Executive Officer and Chairman of the Board is in the best interests of us and our stockholders. Mr. Ross possesses detailed and in-depth knowledge of the issues, opportunities and challenges we face and is thus best positioned to develop agendas, with the input of the other directors that ensure that the Board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, customers and suppliers, particularly given the issues and other challenges the Company has faced in recent years. Our Board has determined that our Board leadership structure is appropriate given the size of our Board and the nature of our business.

Stockholder Communications with the Board

Stockholders may communicate with the Board by writing to us as follows: Infinity Energy Resources, Inc., attention: Corporate Secretary, 11900 College Blvd., Suite 310, Overland Park, KS 66210. Stockholders who would like their submission directed to a particular member of the Board may so specify and the communication will be forwarded as appropriate.

Process and Policy for Director Nominations

Our full Board will consider candidates for Board membership suggested by Board members, management and our stockholders. In evaluating the suitability of potential nominees for membership on the Board, the Board members will consider the Board’s current composition, including expertise, diversity, and balance of inside, outside and independent directors. The Board considers the general qualifications of the potential nominees, including integrity and honesty; recognized leadership in business or professional activity; a background and experience that will complement the talents of the other board members; the willingness and capability to take the time to actively participate in board and committee meetings and related activities; the extent to which the candidate possesses pertinent technological, political, business, financial or social/cultural expertise and experience; the absence of realistic possibilities of conflict of interest or legal prohibition; the ability to work well with the other directors; and the extent of the candidate’s familiarity with issues affecting our business.

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While the Board considers diversity and variety of experiences and viewpoints to be important factors, it does not believe that a director nominee should be chosen solely or mainly because of race, color, gender, national origin or sexual identity or orientation. Thus, although diversity may be a consideration in the Board’s process, it does not have a formal policy regarding the consideration of diversity in identifying director nominees.

Stockholder Recommendations for Director Nominations. Our Board does not have a formal policy with respect to consideration of any director candidate recommendation by stockholders. While the Board may consider candidates recommended by stockholders, it has no requirement to do so. To date, no stockholder has recommended a candidate for nomination to the Board. Given that we have not received director nominations from stockholders in the past and that we do not canvass stockholders for such nominations, we believe it is appropriate not to have a formal policy in that regard. We do not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees.

Stockholder recommendations for director nominations may be submitted to the Company at the following address: Infinity Energy Resources, Inc., attention: Corporate Secretary, 11900 College Blvd., Suite 310, Overland Park, KS 66210. Such recommendations will be forwarded to the Board for consideration, provided that they are accompanied by sufficient information to permit the Board to evaluate the qualifications and experience of the nominees, and provided that they are in time for the Board to do an adequate evaluation of the candidate before the annual meeting of stockholders. The submission must be accomplished by a written consent of the individual to stand for election if nominated by the Board and to serve if elected and to cooperate with a background check.

Stockholder Nominations of Directors. The bylaws of the Company provide that in order for a stockholder to nominate a director at an annual meeting, the stockholder must give timely, written notice to the Secretary of the Company and such notice must be received at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the date of the meeting. Such stockholder’s notice shall include, with respect to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person, including such person’s written consent to being named in the proxy statement as a nominee, serving as a director, that is required under the Securities Exchange Act of 1934, as amended, and cooperating with a background investigation. In addition, the stockholder must include in such notice his name and address, as they appear on the Company’s records, of the stockholder proposing the nomination of such person, and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, the class or series and number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the nomination is made, and any material interest, relationship, arrangement or understanding that such stockholder of record and/or the beneficial owner, if any, on whose behalf the nomination is made may respectively have in such business or with such nominee. At the request of the Board, any person nominated for election as a director shall furnish to the Secretary of the Company the information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

If public disclosure of the date of the meeting is made less than 100 days prior to the date of the meeting, a stockholder’s notice must be received not later than the close of business on the tenth day following the day on which such public disclosure of the date of the meeting was made. With respect to a special meeting called at the written request of stockholders, any notice submitted by a stockholder making the request must be provided simultaneously with such request.

Code of Ethics and Conduct

Our Board has adopted a Code of Ethics and Conduct that is applicable to all our employees, officers and directors. Our Code of Ethics and Conduct is intended to ensure that our employees act in accordance with the highest ethical standards. A copy of our Code of Ethics and Conduct may be obtained by sending a written request to us at 11900 College Blvd., Suite 310, Overland Park, KS 66210; Attn: President and the Code of Ethics and Conduct is filed as an exhibit to this Annual Report on Form 10-K.

Section 16(a) Beneficial Ownership Reporting

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than ten percent (10%) of our common stock, to file with the Securities and Exchange Commission reports of ownership of, and transactions in, our securities and to provide us with copies of those filings. To our knowledge, based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the year ended December 31, 2020, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with during fiscal year 2020.

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DIRECTOR COMPENSATION

The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of the Company’s directors during the fiscal years ended December 31, 2020 and 2019.

Name (2)	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Leroy C. Richie (1)	2020	$—	$—	$—	$65,000	$—	$—	$65,000
	2019	$—	$—	$—	$—	$—	$—	$—

(1) The Company’s Board discontinued compensation for the Company’s officers and directors effective January 1, 2018. Mr. Richie received no cash compensation in 2020 and 2019 and has accrued an aggregate of $363,500 for his services on the Board since January 1, 2008 which remains unpaid as of December 31, 2020. The Company’s Board approved the grant of 500,000 restricted shares of common stock effective August 19, 2020 to Mr. Richie. Of the 500,000 total restricted shares, a total of 62,500 shares vest at the end of calendar quarter over the following 8 fiscal quarters ending June 30, 2022, assuming that he remains as a member of the Board of the Company at such points in time. The value of the restricted stock awards was determined based on the total number of restricted shares at the closing price on the date of award on August 19, 2020.

(2) Mr. Ross’ and Mr. Hutchins’ compensation and option awards are noted in the Executive Compensation table because neither of them received compensation or stock options for their services as a director.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Our executive officers are:

Name	Age	Positions and Offices Held
Stanton E. Ross	59	Chairman, President and Chief Executive Officer
Daniel F. Hutchins	65	Director, Chief Financial Officer, Secretary
John Loeffelbein	50	Chief Operating Officer

Biographical information on Messrs. Ross and Hutchins appear above beginning on page 8.

John Loeffelbein. Mr. Loeffelbein was appointed Chief Operating Officer of Infinity on September 30, 2019. Mr. Loeffelbein began his oil & gas career in 1998 working for Orion Oil and Gas, Inc., a land, mineral and title company, located in Amarillo, Texas. During his tenure, he was actively involved in title, acquisition of leases and purchase of right-of-way for major companies such as Anadarko Petroleum, K&N Energy and other major oil and gas companies. Since 1998, Loeffelbein has actively purchased and sold millions of dollars’ worth of oil and gas projects and owns interests in wells or mineral rights in most of the major oil and gas basins in the United States. In 2004 Mr. Loeffelbein formed Coal Creek Energy, LLC which leased acreage and acquired existing oil & gas production primarily in Kansas focusing on leases which could be developed and enhanced at a very low risk/high reward. He has been involved in over 1,000 wells in the state. In 2014 Coal Creek Energy provided a variety of services to Viking Energy Group, Inc. in connection with its acquisition of numerous Kansas oil and gas properties. In 2017, Mr. Loeffelbein helped found Vulcan Labs, LLC, which specializes in coating pipe for the oil and gas industry. The coated pipe it supplies reduces corrosion, friction and wear on production equipment thereby reducing maintenance costs and down-time. Vulcan Labs supplies coated pipe to a number of the top 50 oil and gas companies. Mr. Loeffelbein has not served as a director of any other public companies within the last five years. The Company believes that Mr. Loeffelbein’s broad entrepreneurial, financial and business experience gives him the qualifications and skills to serve as the Company’s COO.

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Executive Compensation.

The following table shows compensation paid, accrued or awarded with respect to our named executive officers during the years indicated, a significant portion of all compensation after 2008 is accrued but not paid:

2020 - Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Stanton Ross (1)	2020	$—	$—	$260,000	$—	$—	$—	$—	$260,000
CEO	2019	$—	$—	$—	$—	$—	$—	$—	$—

Daniel F. Hutchins(2)	2020	$—	$—	$65,000	$—	$—	$—	$—	$65,000
CFO	2019	$—	$—	$—	$—	$—	$—	$—	$—

James Loeffelbein(3)	2020	$—	$—	$—	$—	$—	$—	$—	$—
COO	2019	$—	$—	$260,000	$—	$—	$—	$—	$260,000

(1) The Company’s Board discontinued compensation for the Company’s officers and directors effective January 1, 2018. In addition, due to the financial condition of the Company, Mr. Ross has deferred the receipt of a portion of his salary since January 2009. Mr. Ross received $40,000 and $-0- of his deferred salary in cash during the years ended December 31, 2020 and 2019, respectively. As of December 31, 2020, a total of $525,708 of his salary has been accrued but was unpaid. The Company’s Board approved the grant of 2,000,000 restricted shares of common stock effective August 19, 2020 to Mr. Ross. Of the 2,000,000 total restricted shares, a total of 250,000 shares vest at the end of calendar quarter over the following 8 fiscal quarters ending June 30, 2022, assuming that he remains as an employee of the Company at such points in time. The value of the restricted stock awards was determined based on the total number of restricted shares at the closing price on the date of award on August 19, 2020.

(2) The Company’s Board discontinued compensation for the Company’s officers and directors effective January 1, 2018. Mr. Hutchins began serving the Company as Chief Financial Officer in August 2007. Since January 2009 he has deferred his compensation and a total of $900,000 of direct compensation was accrued but unpaid as of December 31, 2020 and 2019. Previously, Mr. Hutchins received other indirect compensation consisting of services billed at the CFO firm’s normal standard billing rate plus out-of-pocket expenses for general corporate and bookkeeping purposes. For the years ended December 31, 2020 and 2019 the Company was billed $-0- for such services. Total amounts accrued for his indirect compensation was $762,407 as of December 31, 2020 and 2019. The Company’s Board approved the grant of 500,000 restricted shares of common stock effective August 19, 2020 to Mr. Hutchins. Of the 500,000 total restricted shares, a total of 62,500 shares vest at the end of calendar quarter over the following 8 fiscal quarters ending June 30, 2022, assuming that he remains as an employee of the Company at such points in time. The value of the restricted stock awards was determined based on the total number of restricted shares at the closing price on the date of award on August 19, 2020.

(3) The Company’s Board appointed John Loeffelbein, as Chief Operating Officer of Infinity Energy Resources, Inc. effective September 30, 2019. In connection with his appointment as Chief Operating Officer the Board approved the grant of 2,000,000 restricted shares of common stock effective October 2, 2019. Of the 2,000,000 total restricted shares, 1,250,000 vested immediately and the remaining 750,000 vested one year after the date of grant, assuming he remains as an employee of the Company at that point in time. Mr. Loeffelbein received no cash compensation for his services for the remainder of 2019 and calendar year 2020. The value of the restricted stock awards was determined based on the total number of restricted shares at the closing price on the date of award or October 2, 2019.

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Compensation Policies and Objectives

We structure compensation for executive officers, including the named executive officers, to drive performance, to accomplish both our short-term and long-term objectives, and to enable us to attract, retain and motivate well qualified executives by offering competitive compensation and by rewarding superior performance. We also seek to link our executives’ total compensation to the interests of our stockholders. To accomplish this, our Board relies on the following elements of compensation, each of which is discussed in more detail below:

●	salary;

●	annual performance-based cash awards;

●	equity incentives in the form of stock and/or stock options; and

●	other benefits.

Our Board believes that our executive compensation package, consisting of these components, is comparable to the compensation provided in the market in which we compete for executive talent and is critical to accomplishing our recruitment and retention aims.

In setting the amounts of each component of an executive’s compensation and considering the overall compensation package, the Board, serving the equivalent functions of the compensation committee, generally considers the following factors:

Benchmarking—For executive officers, the Board considers the level of compensation paid to individuals in comparable executive positions of other oil and gas exploration and production companies of a similar size. The Board believes that these companies are the most appropriate for review because they are representative of the types of companies with which we compete to recruit and retain executive talent. The information reviewed by the Board includes data on salary, annual and long-term cash incentive bonuses and equity compensation, as well as total compensation.

Internal Equity—The Board considers the salary level for each executive officer and each position in overall management to reflect their relative value to us.

Individual Performance—The Board considers the individual responsibilities and performance of each named executive officer, which is based in part on the Board’ assessment of that individual’s performance as well as the evaluation of the individual by the Chief Executive Officer.

All executive officers are eligible for annual cash bonuses and equity incentive awards that reinforce the relationship between pay and performance by conditioning compensation on the achievement of the Company’s short- and long-term financial and operating goals, including operating profits, reserve finding costs, and growth in the Company’s daily oil and gas production and estimated proved, probable and possible recoverable oil and gas reserves.

Components of Executive Compensation

The following provides an analysis of each element of compensation, what each element is designed to reward and why the Board chose to include it as an element of our executive compensation.

Salaries

Salaries for executive officers are intended to incentivize the officers to focus on executing the Company’s day-to-day business and are reviewed annually. Changes are typically effective in April of each year and are based on the factors discussed above. Compensation arrangements with Mr. Hutchins were determined through arms-length negotiations. The Company’s Board discontinued compensation for the Company’s officers and directors effective January 1, 2018.

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Annual Bonuses

The awarding of annual bonuses to executives is in the discretion of the Board, in their serving the equivalent functions of the compensation committee discretion. The objective of the annual bonus element of compensation is to align the interest of executive officers with the achievement of superior Company performance for the year and also to encourage and reward extraordinary individual performance. In light of the Company’s operating results for 2020 and 2019, the Board determined that it was appropriate not to grant annual bonuses to the executive officers for 2020 and 2019.

Stock Options

Including an equity component in executive compensation closely aligns the interests of the executives and our stockholders and rewards executives consistent with stockholder gains. Stock options produce value for executives only if our stock price increases over the exercise price, which is set at the market price on the date of grant. Also, through vesting and forfeiture provisions, stock options serve to encourage executive officers to remain with the Company. Awards made other than pursuant to the annual equity grants are typically made to newly hired or recently promoted employees.

In determining the stock option grants for Messrs. Ross and Hutchins, the Board considered the number of options previously granted that remained outstanding, the number and value of shares underlying the options being granted and the related effect on dilution. The Board also took into account the number of shares that remained available for grant under our stock option and restricted stock plans. Messrs. Ross and Hutchins were not granted stock options during the year ended December 31, 2020 and 2019. Information regarding all outstanding equity awards as of December 31, 2020 for the named executive officers is set forth below in the “Outstanding Equity Awards at Fiscal Year End” table.

Restricted Stock Grants

Including an equity component in executive compensation closely aligns the interests of the executives and our stockholders and rewards executives consistent with stockholder gains. Restricted stock grants produce value for executives as our stock price increases. The awards generally vest over a long period of time only if they remain as employees of the Company at specified points in time. Executives generally have to recognize taxable income based on the market price of the underlying common stock on such vesting dates. Also, through vesting and forfeiture provisions, restricted stock grants serve to encourage executive officers to remain with the Company. Awards made other than pursuant to the annual equity grants are typically made to newly hired or recently promoted employees.

In determining the restricted stock grants for Messrs. Ross and Hutchins, the Board considered the number of stock options previously granted that remained outstanding, the number and value of restricted common shares being granted and the related effect on dilution. The Board also took into account the number of shares that remained available for grant under our stock option and restricted stock plans. Messrs. Ross and Hutchins were granted 2,000,000 and 500,000 restricted shares of common stock during the year ended December 31, 2020, respectively and none in 2019. The restricted stock grants in 2020 vest ratably at the end of the next eight calendar quarters following issuance. Information regarding all outstanding equity awards as of December 31, 2020 for the named executive officers is set forth below in the “Outstanding Equity Awards at Fiscal Year End” table.

Other Elements of Executive Compensation

We have not provided cash perquisites to our executive officers given our limited funds.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

(As of December 31, 2020)

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ross	20,000	—	—	$52.50	2/10/2021	—	—	—	—
	20,000	—	—	$75.00	8/2/2021	—	—	—	—
	50,000	—	—	$30.00	11/6/2021	—	—	—	—
	60,000	—	—	$30.00	1/17/2024	—	—	—	—
						1,500,000	$165,000

Hutchins	17,500	—	—	$52.50	2/10/2021	—	—	—	—
	17,500	—	—	$75.00	8/2/2021	—	—	—	—
	25,000	—	—	$30.00	11/6/2021	—	—	—	—
	15,000	—	—	$30.00	1/17/2024	—	—	—	—
						375,000	$41,250
Loeffelbein	—	—	—	—	—	—	$—	—	—

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

We have no employment agreements or similar contracts with Stanton E. Ross, Daniel F. Hutchins or John Loeffelbein.

Certain Relationships and Related Transactions and Director Independence.

The charter for the Company’s Audit Committee includes a requirement for the Audit Committee to review and approve any transaction involving the Company and a related party at least once a year or upon any significant change in the transaction or relationship. For these purposes, a “related party transaction” includes any transaction required to be disclosed pursuant to Item 404 of Regulation S-K.

John L. Loeffelbein, the Company’s Chief Operating Officer is a non-controlling member of Core Energy Resources, LLC (“Core”) .. The Company acquired an Option from Core to purchase the production and mineral rights/leasehold for the Properties. The Company paid a non-refundable deposit of $50,000 in 2019 to bind the original Option, which gave it the right to acquire the Properties for $2.5 million prior to December 31, 2019. The Company was not able to exercise the Option prior to December 31, 2019. On September 2, 2020, the Company acquired a new Option from Core under similar terms as the previous Option, however the newly acquired Option permitted the Company to purchase the Properties at a reduced price of $900,000 at any time prior to November 1, 2020 and the Company agreed to immediately conduct a capital raise of between approximately $2-10 million to fund its acquisition and development of the Properties. On December 14, 2020 the parties executed an asset purchase and sale agreement which extended the new Option to January 11, 2021, which expired. The parties entered into a Side Letter agreement on March 31, 2021, pursuant to which we and Core agreed to set the closing date on which the Properties would be purchased to April 1, 2021. Pursuant to the Side Letter, the Company is responsible for reimbursing Core for certain prorated revenues and expenses from January 1, 2021 through the April 1, 2021 closing date. On April 1, 2021 we completed the acquisition of the Properties, under the same terms of the asset purchase agreement executed on December 14, 2020 which provided a purchase price of $900,000. The Company raised approximately $2.05 million on March 26, 2021 through the issuance of convertible preferred stock with detachable common stock purchase warrants. The funds raised pursuant to the Series A Convertible Preferred Stock issuance were used to complete the acquisition of the Properties on April 1, 2021 and to retire the outstanding convertible note payable.

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The Company does not have any employees other than its Chief Executive Officer, Chief Operating Officer and Chief Financial Officer. In previous years, certain general and administrative services (for which payment is deferred) had been provided by the Company’s Chief Financial Officer’s accounting firm at its standard billing rates plus out-of-pocket expenses consisting primarily of accounting, tax and other administrative fees. The Company no longer utilizes its Chief Financial Officer’s accounting firm for such support services and was not billed for any such services during the three months ended March 31, 2021 and 2020. On March 31, 2021 the parties entered into a Debt Settlement Agreement whereby all amounts due to such firm for services totaling $762,407 were extinguished upon the issuance of $7,624 principal balance of 3% Note and the issuance of warrants to purchase 1,524,814 shares of Common Stock. Total amounts due to the related party was $-0- and $762,407 as of March 31, 2021 and December 31, 2020, respectively.

The Company has accrued compensation to its officers and directors in previous years. The Board authorized the Company to cease the accrual of compensation for its officers and directors, effective January 1, 2018. On March 31, 2021 the parties entered into Debt Settlement Agreements whereby all accrued amounts due for such services totaling $1,789,208 were extinguished upon the issuance of $17,892 principal balance of 3% Convertible Promissory Note and the issuance of warrants to purchase 3,578,416 shares of Common Stock as further described in Notes 2, 8 & 11. Total amounts due to the officers and directors related to accrued compensation was $-0- and $1,789,208 as of March 31, 2021 and December 31, 2020, respectively.

Offshore Finance, LLC was owed financing costs in connection with a subordinated loan to the Company which was converted to common shares in 2014. The managing partner of Offshore and the Company’s CFO are partners in the accounting firm which the Company used for general corporate purposes in the past. On March 31, 2021 the parties entered into a Debt Settlement Agreement whereby all amounts due for such services totaling $26,113 were extinguished upon the issuance of $261 principal balance of 3% Convertible Promissory Note and the issuance of warrants to purchase 52,226 shares of common stock. Total amounts due to this related party was $-0- and $26,113 as of March 31, 2021 and December 31, 2020, respectively.

On May 13, 2020, the Company borrowed $41,000 from its Chairman, CEO & President in the form of an unsecured promissory note bearing 6% interest and due on demand. The proceeds were used for general working capital purposes. The entire $41,000 principal balance and $654 of accrued interest related to the note was retired on August 19, 2020 and there is no remaining balance as of March 31, 2021 and December 31, 2020.

Stanton E. Ross, Leroy C. Richie and Daniel F. Hutchins are the directors of the Company. Messrs. Ross and Hutchins are not considered “independent” in accordance with Rule 5605(a)(2) of the NASDAQ Marketplace Rules. The Board has determined that Mr. Richie is independent in accordance with the NASDAQ and SEC rules. We are currently traded on the OTC QB, which does not require that a majority of the board be independent. If we ever become an issuer whose securities are listed on a national securities exchange or on an automated inter-dealer quotation system of a national securities association, which has independent director requirements, we intend to comply with all applicable requirements relating to director independence.

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PROPOSAL NO. 2 APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED, REMOVING THE PROVISION PROVIDING THAT ANY ACTION TAKEN BY THE STOCKHOLDERS BY WRITTEN CONSENT IN LIEU OF A MEETING REQUIRES THAT ALL OF THE COMPANY’S STOCKHOLDERS ENTITLED TO VOTE ON SUCH ACTION CONSENT IN WRITING THERETO

Our stockholders are being asked to approve an amendment to our Certificate of Incorporation, as amended, to remove a provision requiring that any action taken by the stockholders by written consent, in lieu of a meeting, requires the consent of the holders of all shares entitled to vote with respect to such action. On August [__], 2021, the Board approved a proposal to amend the Certificate of Incorporation, as amended, to remove Section 7.2 of the Company’s Certificate of Incorporation, as amended, which currently provides as follows:

“7.2 Action by Written Consent. Action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, by written consent, only if all the stockholders entitled to vote on such action consent in writing to the action.”

The above provision permits the Company to obtain the approval of stockholders, with respect to any matter required to be submitted for a vote of the stockholders entitled to vote thereon, by the unanimous written consent of all of such stockholders entitled to vote thereon in lieu of holding a meeting of stockholders for such purpose. This requirement of unanimity is inconsistent with §228 of the Delaware General Corporation Law (“DGCL”) which provides as follows:

§ 228. Consent of stockholders or members in lieu of meeting

(a) Unless otherwise provided in the certificate of incorporation, any action required by this chapter to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation in the manner required by this section.

(b) Unless otherwise provided in the certificate of incorporation, any action required by this chapter to be taken at a meeting of the members of a nonstock corporation, or any action which may be taken at any meeting of the members of a nonstock corporation, may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by members having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all members having a right to vote thereon were present and voted and shall be delivered to the corporation in the manner required by this section.

(c) A consent must be set forth in writing or in an electronic transmission. No consent shall be effective to take the corporate action referred to therein unless consents signed by a sufficient number of holders or members to take action are delivered to the corporation in the manner required by this section within 60 days of the first date on which a consent is so delivered to the corporation. Any person executing a consent may provide, whether through instruction to an agent or otherwise, that such a consent will be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made, if evidence of such instruction or provision is provided to the corporation. Unless otherwise provided, any such consent shall be revocable prior to its becoming effective. All references to a “consent” in this section means a consent permitted by this section.

(d) (1) A consent permitted by this section shall be delivered: (i) to the principal place of business of the corporation; (ii) to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders or members are recorded; (iii) to the registered office of the corporation in this State by hand or by certified or registered mail, return receipt requested; or (iv) subject to the next sentence, in accordance with § 116 of this title to an information processing system, if any, designated by the corporation for receiving such consents. In the case of delivery pursuant to the foregoing clause (iv), such consent must set forth or be delivered with information that enables the corporation to determine the date of delivery of such consent and the identity of the person giving such consent, and, if such consent is given by a person authorized to act for a stockholder or member as proxy, such consent must comply with the applicable provisions of § 212(c)(2) and (3) of this title.

(2) Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing. A consent may be documented and signed in accordance with § 116 of this title, and when so documented or signed shall be deemed to be in writing for purposes of this title; provided that if such consent is delivered pursuant to clause (i), (ii) or (iii) of paragraph (d)(1) of this section, such consent must be reproduced and delivered in paper form.

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(e) Prompt notice of the taking of the corporate action without a meeting by less than unanimous consent shall be given to those stockholders or members who have not consented and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that consents signed by a sufficient number of holders or members to take the action were delivered to the corporation as provided in this section. In the event that the action which is consented to is such as would have required the filing of a certificate under any other section of this title, if such action had been voted on by stockholders or by members at a meeting thereof, the certificate filed under such other section shall state, in lieu of any statement required by such section concerning any vote of stockholders or members, that consent has been given in accordance with this section.

In summary, pursuant to the provisions of §228 of the DGCL, any action which may be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, by the written consent of stockholders holding the requisite number of shares which would be required to approve the action at such meeting, if all shares were present and voted at such meeting. In most cases this would require that holders of at least a majority of the outstanding shares of capital stock of the Company entitled to vote on such action execute such written consent, or, in some cases, as otherwise set forth in the Certificate of Incorporation, as amended, the holders of 66-2/3% of the outstanding shares of capital stock entitled to vote thereon. The provisions of §228 of the DGCL also require that the stockholders entitled to vote who do not execute the written consent be provided with prompt notice of the actions approved by written consent. In the case of a corporation subject to the reporting requirements of the Exchange Act, such as the Company, this would normally be satisfied by the Company’s delivering a Schedule 14C Information Statement to all stockholders, promptly after such written consent has been executed, setting forth, in detail, all actions approved by written consent.

Holding a special meeting of the Company’s stockholders to solicit the approval of our stockholders, with respect to actions requiring their approval, requires a substantial amount of time and effort, as well as a substantially greater expense to the Company than would be incurred if the Company were able to obtain such approval by written consent of the stockholders. The Company must prepare proxy materials to be mailed to stockholders, wait the requisite time periods required for notice of the meeting and mailing of the proxy materials to stockholders and then hold a special meeting. Although the Company’s Certificate of Incorporation, as amended, currently permits the approval of such actions by written consent, in lieu of a meeting, the written consent must be executed by all of our holders of Common Stock and Series A Preferred Stock, on an as-converted to Common Stock basis, as applicable, which, because of the number of public holders of our shares of Common Stock would be virtually impossible. By removing the requirement from our Certificate of Incorporation, as amended, that such written consent of stockholders be unanimous, the requirement would default to the provisions of §228 of the DGCL, allowing us to obtain stockholder approval by the written consent of holders of the requisite number of shares required for any such approval, thereby resulting in a more efficient procedure for the approval of actions submitted to our stockholders, as well as save the Company the substantially greater expense incurred in conducting a proxy solicitation and holding a special meeting of stockholders. Ultimately, the results obtained by written consent, in lieu of a meeting, will be the same as if such actions had been submitted to the stockholders entitled to vote thereon at a meeting, since the holders of the requisite number of shares of capital stock required to approve such actions at the meeting, who execute any such written consent, will have the ability, without the votes of any other of the Company’s stockholders, to approve such actions at the applicable meeting. As a result, the rights of the Company’s stockholders will, in no way, be adversely affected by this amendment removing the requirement that a written consent of stockholders, in lieu of an annual or special meeting, be executed by all stockholders entitled to vote.

The summary above is wholly qualified by the complete text of the Second Certificate of Amendment of Certificate of Incorporation, in the form attached here as Appendix A and incorporated herein by reference.

Vote Required and Recommendation of Board

Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of the shares of Common Stock and shares of Common Stock into which the Series A Preferred Stock are convertible, on an as converted basis, voting together present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the Stockholder Written Consent Amendment Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE STOCKHOLDER WRITTEN CONSENT AMENDMENT PROPOSAL APPROVING THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED, REMOVING THE PROVISION PROVIDING THAT ANY ACTION TAKEN BY THE STOCKHOLDERS BY WRITTEN CONSENT IN LIEU OF A MEETING REQUIRES THAT ALL OF THE COMPANY’S STOCKHOLDERS ENTITLED TO VOTE ON SUCH ACTION CONSENT IN WRITING THERETO.

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PROPOSAL NO. 3 APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED, INCREASING THE COMPANY’S AUTHORIZED SHARES OF COMMON STOCK FROM 75,000,000 SHARES TO 500,000,000 SHARES

Our stockholders are being asked to approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock. On August [__], 2021, the Board approved a proposal to amend the Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 75,000,000 shares to 500,000,000 (the “Share Increase”). As of the close of business on the Record Date, there were [________] shares of Common Stock issued and outstanding, and [________] shares of Common Stock were reserved for issuance under long-term equity incentive plans, upon the conversion of convertible notes, upon the exercise of warrants and upon the conversion of shares of Series A Preferred Stock. Accordingly, of the total number of shares of Common Stock currently authorized under our Certificate of Incorporation, as amended, [________] shares of Common Stock remain available for issuance or may be reserved for issuance.

Form of the Share Increase Amendment

The proposed amendment (the “Share Increase Amendment”) would amend Paragraph (a) of Article 4, Section 4.1 of our Certificate of Incorporation, as amended, to read in its entirety as follows:

“(a) The total number of shares of common stock, par value $0.0001 per share, the Company is authorized to issue is 500,000,000 shares.”

Background and Reasons for the Share Increase

The Certificate of Incorporation, as amended, currently authorizes the issuance of up to 75,000,000 shares of Common Stock and 10,000,000 shares of preferred stock. As of the close of business on the Record Date, there were [______] shares of Common Stock issued and outstanding, and [______] shares of Common Stock were reserved for issuance under long-term equity incentive plans, upon the conversion of convertible notes, upon the exercise of warrants and upon the conversion of shares of Series A Preferred Stock. Accordingly, of the total number of shares of Common Stock currently authorized under our Certificate of Incorporation, as amended, [_______] shares of Common Stock remain available for issuance or may be reserved for issuance.

If the Share Increase Amendment is approved by stockholders, upon its effectiveness we will have a total of 500,000,000 authorized shares of Common Stock, with [________] shares of Common Stock issued and outstanding (as of the Record Date), and [________] shares of Common Stock were reserved for issuance under long-term equity incentive plans, upon the conversion of convertible notes, upon the exercise of warrants and upon the conversion of shares of Series A Preferred Stock, leaving available [________] shares of Common Stock authorized and unissued and not reserved for any specific purpose.

Purpose of the Share Increase Amendment

The Board believes it is in the best interest of the Company to increase the number of authorized shares of Common Stock in order to give the Company greater flexibility in considering and planning for future general corporate needs, including, but not limited to, grants under equity compensation plans, stock splits, financings, potential strategic transactions, as well as other general corporate transactions. The Board believes that additional authorized shares of Common Stock will enable the Company to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to the Company by allowing the issuance of such shares without the expense and delay of another stockholder meeting.

At this time, the increase in authorized shares of Common Stock is not in any way related to any plans or intentions to enter into a merger, consolidation, acquisition or similar business transaction.

Rights of Additional Authorized Shares

Any newly authorized shares of Common Stock will be identical to the shares of Common Stock now authorized and outstanding. The Amendment will not alter the voting powers or relative rights of the Common Stock. In accordance with the Certificate of Incorporation and the Delaware General Corporation Law, any of our authorized but unissued shares of preferred stock are “blank check” preferred stock which shall have such voting rights, dividend rights, liquidation preferences, conversion rights and perceptive rights as may be designated by the Board pursuant to a certificate of designation.

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Potential Adverse Effects of the Share Increase Amendment

Adoption of the Share Increase Amendment will have no immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders. The Board has no current plan to issue shares from the additional authorized shares provided by the Share Increase Amendment. However, any future issuance of additional authorized shares of our Common Stock may, among other things, dilute the earnings per share of Common Stock and the equity and voting rights of those holding Common Stock at the time the additional shares are issued. Additionally, this potential dilutive effect may cause a reduction in the market price of our Common Stock.

Potential Anti-Takeover Effects

By increasing the number of authorized but unissued shares of Common Stock, our ability to issue additional shares of Common Stock could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, our ability to issued additional shares of Common Stock could adversely affect the ability of third parties to take over the Company or effect a change of control of the Company by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company that the Board determines is not in the Company’s best interests or in the best interests of our stockholders. The ability of the Board to cause the Company to issue substantial amounts of Common Stock or preferred stock without the need for stockholder approval, except as may be required by law or regulation, upon such terms and conditions as the Board may determine from time to time in the exercise of its business judgment may, among other things, result in practical impediments with respect to changes in control of the Company or have the effect of diluting the stock ownership of holders of Common Stock seeking to obtain control of the Company. The issuance of Common Stock or preferred stock, while providing desirable flexibility in connection with potential financings and other corporate transactions, may have the effect of discouraging, delaying or preventing a change in control of the Company. The Board, however, does not intend or view the Share Increase Amendment to effect the Share Increase as an anti-takeover measure, nor does the Board contemplate using the Share Increase in this manner at any time in the foreseeable future.

Appraisal or Dissenters’ Rights

Pursuant to the Delaware General Corporation Law, stockholders are not entitled to appraisal rights or dissenter’s rights with respect to the Share Increase Amendment or the Share Increase.

Effectiveness of Share Increase Amendment

If the Share Increase Amendment is approved by the stockholders at the Annual Meeting, it will become effective upon the filing of a certificate of amendment to our Certificate of Incorporation with the Delaware Secretary of State.

Executive Officer and Director Interest

Our directors and executive officers do not have an interest in this Proposal No. 4.

The summary above is wholly qualified by the complete text of the Second Certificate of Amendment of Certificate of Incorporation, in the form attached here as Appendix A and incorporated herein by reference.

Vote Required and Recommendation of Board

Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of the shares of Common Stock and shares of Common Stock into which the Series A Preferred Stock are convertible, on an as converted basis, voting together present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the Share Increase Amendment Proposal.

The Board recommends that stockholders approve the Share Increase Amendment. Under applicable Delaware law, the affirmative vote of the stockholders holding a majority of the outstanding shares of Common Stock is required for approval of the Share Increase Amendment. Abstentions from voting on this proposal will have the same effect as a vote against this Proposal No. 3. There will be no broker non-votes on this Proposal No. 3.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE SHARE INCREASE AMENDMENT PROPOSAL APPROVONG THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED, INCREASING THE COMPANY’S AUTHORIZED SHARES OF COMMON STOCK FROM 75,000,000 SHARES TO 500,000,000 SHARES

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PROPOSAL NO. 4 APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION CHANGING THE COMPANY’S NAME TO AMERICAN NOBLE GAS, INC.

Our stockholders are being asked to approve an amendment to our Certificate of Incorporation to change the name of the Company from Infinity Resources, Inc. to American Noble Gas, Inc. (the “Name Change”). On August [__], 2021, the Board approved a proposal to amend the Certificate of Incorporation to change the name of the Company from Infinity Resources, Inc. to American Noble Gas, Inc.

Form of the Name Change Amendment

The proposed amendment (the “Name Change Amendment”) would amend Article 1 of our Certificate of Incorporation, as amended, to read in its entirety as follows:

“The name of the corporation is American Noble Gas, Inc.”

Reason for Name Change Amendment

The Company believes that the Name Change is necessary to more accurately reflect the Company’s current business activities. On April 1, 2021, we acquired the mineral rights and equipment to approximately 11,000 acres of oil and gas producing properties in the Kansas Central Uplift region of Kansas (the “Kansas Properties”). The Company believes that the Kansas Properties may contain commercial quantities of noble gas reserves in addition to its traditional oil and natural gas reserves. Based on preliminary testing, the Company is evaluating the cash flows associated with developing the noble gas reserves on the Kansas Properties to the extent that noble gases may generate the majority of the underlying cash flows within a one to two-year time frame. The Board of Directors believes that the Kansas Properties may provide our platform to transform the Company into a global leader in the exploration, development and production of noble gases, although there can be no assurance that this will be achieved by the Company. The Board believes that it is in the Company’s and our stockholders’ best interests to make the name change to “American Noble Gas, Inc.” to better communicate to the public the current and future nature of the Company’s business operations and enable the Company to integrate its exploration, development and production of noble gases into one corporate identity.

Effectiveness of Name Change Amendment

If the stockholders approve the proposed amendment to our Certificate of Incorporation, as amended, the amendment will become effective upon the filing of a Second Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State, which would be filed shortly after the Annual Meeting. While the Name Change will cause us to incur certain modest costs, the Board believes that any potential confusion and costs associated with the Name Change will be minimal and will be outweighed by the benefits of the Name Change. The Name Change will not have any effect on the rights of our existing stockholders. Changing our name will not affect the validity or transferability of stock certificates presently outstanding, and the Company’s stockholders will not be required to exchange any certificates presently held by them. In the future, new stock certificates will be issued reflecting the new name.

Executive Officer and Director Interest

Our directors and executive officers do not have an interest in this Proposal No. 4.

The summary above is wholly qualified by the complete text of the Second Certificate of Amendment of Certificate of Incorporation, in the form attached here as Appendix A and incorporated herein by reference.

Vote Required and Recommendation of Board

Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of the shares of Common Stock and shares of Common Stock into which the Series A Preferred Stock are convertible, on an as converted basis, voting together present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the Name Change Amendment Proposal.

The Board recommends that stockholders approve the Name Change Amendment. Under applicable Delaware law, the affirmative vote of the stockholders holding a majority of the outstanding shares of Common Stock is required for approval of the Name Change Amendment. Abstentions from voting on this proposal will have the same effect as a vote against this Proposal No. 4. There will be no broker non-votes on this Proposal No. 4.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NAME CHANGE AMENDMENT PROPOSAL APPROVING THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED, CHANGING THE COMPANY’S NAME TO AMERICAN NOBLE GAS, INC.

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PROPOSAL NO. 5 APPROVAL OF THE ADOPTION OF THE COMPANY’S 2021 STOCK OPTION AND RESTRICTED STOCK PLAN.

Overview

The Company is seeking stockholder approval for its 2021 Stock Option and Restricted Stock Plan (the “2021 Plan”) including the reservation of 5,000,000 shares of Common Stock issuable under the 2021 Plan. The 2021 Plan was adopted by the Board on August [__], 2021, subject to stockholder approval at the Annual Meeting. To date, no awards have been granted under the 2021 Plan.

The purpose of the 2021 Plan is to offer all our employees, directors, and key consultants an opportunity to acquire a proprietary interest in our success and remain in service to the Company and to attract new employees, directors and consultants. The 2021 Plan provides both for the direct award of restricted stock and for the grant of options to purchase shares. Options granted under the 2021 Plan may include non-statutory options as well as incentive stock options intended to qualify under Section 422 of the Internal Revenue Code.

The Company has a policy of issuing new shares upon the exercise of stock options, awarding significant amounts of stock options or restricted stock grants to new employees and regularly awarding such to employees on an annual basis. Stock options are generally granted at the market price on the date of grant. Stock options and restricted stock grants have generally vested over one or more years for officers and employees, and one year for directors. Stock options generally can be exercised within seven to ten years.

The Board believes that it is in the best interests of the Company and our stockholders for the existence of the 2021 Plan. There are relatively few shares compared to the Company’s total authorized and outstanding shares which are available for grant under Company’s 2015 Stock Option and Restricted Stock Plan, which was the last equity plan adopted by the Company. The last stock option plan of the Company was adopted in 2015 and provided for 500,000 shares to be reserved for grant, however none have been granted since its original approval. The Board believes that equity awards assist in retaining, motivating and rewarding employees, executives and consultants by giving them an opportunity to obtain long-term equity participation in the Company. In addition, equity awards are an important contributor to aligning the incentives of the Company’s employees with the interests of our stockholders. The Board also believes equity awards are essential to attracting new employees and retaining current employees. Further, the granting of options to new and existing employees frequently permits the Company to pay lower salaries than otherwise might be the case. The Board believes that to remain competitive with other companies involved in the exploration for and development of reserves of oil, natural gas and especially noble gases, the Company must continue to provide employees with the opportunity to obtain equity in the Company and that an inability to offer equity incentives to new and current employees would put the Company at a competitive disadvantage in attracting and retaining qualified personnel. Our named executive officers and directors have an interest in this Proposal No. 5 because they are expected to receive awards under the 2021 Plan.

Plan Summary

Our Board adopted the 2021 Plan on August [__], 2021. At the Annual Meeting, we are asking stockholders to approve the 2021 Plan and the reservation of 5,000,000 shares of Common Stock issuable under the 2021 Plan. The 2021 Plan authorizes us to issue 5,000,000 shares of Common Stock upon the exercise of options and the grant of restricted stock awards (collectively, the “Awards”). No Awards have been granted under the 2021 Plan to date. The 2021 Plan authorizes us to grant (i) to key employees incentive stock options to purchase shares of Common Stock, non-qualified stock options to purchase shares of Common Stock, and restricted stock awards; (ii) to non-employee directors non-qualified stock options and restricted stock awards; and (iii) to consultants non-qualified stock options and restricted stock awards. As of August 13, 2021, approximately three executive officers/employees, one non-employee director, and three non-employee consultants were eligible to participate in the 2021 Plan.

The following paragraphs provide a summary of the principal features of the 2021 Plan and its operation. The following summary is qualified in its entirety by reference to the 2021 Plan as set forth in Appendix B.

Administration

The 2021 Plan will be administered by the Board or the Compensation Committee of the Board (the “Compensation Committee”), after the Company has established a Compensation Committee. The Board or Compensation Committee will have full authority, subject to the terms of the 2021 Plan, to interpret the 2021 Plan and establish rules and regulations for the proper administration of the 2021 Plan. The validity, construction and effect of the 2021 Plan and any rules and regulations relating to the 2021 Plan shall be determined in accordance with the laws of the State of Delaware.

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Number of Shares of Common Stock Subject to the 2021 Plan and Award Limit

The aggregate maximum number of shares of Common Stock (including shares of Common Stock underlying options) that may be issued under the 2021 Plan will be limited to 5,000,000 shares of Common Stock.

In the event that, prior to the date on which the 2021 Plan shall terminate, any award granted under the 2021 Plan expires unexercised or unvested or is terminated, surrendered or cancelled without the delivery of shares of Common Stock, or any awards are forfeited back to the Company, then the shares of Common Stock subject to such award may be made available for subsequent awards under the terms of the 2021 Plan.

Eligibility

All employees (including executive officers) and directors of the Company or any of its affiliates, as well as consultants, professionals and service providers who provide services to the Company are eligible to participate in the 2021 Plan. The selection of those eligible employees, directors and consultants who will receive the Awards is within the discretion of the Board or the Compensation Committee, as applicable. As of August 13, 2021, approximately three executive officers/employees, one non-employee director, and three non-employee consultants were eligible to participate in the 2021 Plan.

Term of 2021 Plan

The 2021 Plan becomes effective as of the date on which it is approved by the stockholders and it shall automatically terminate one day before the tenth (10th) anniversary of such date. No Awards may be granted before the effective date and no further Awards may be granted under the 2021 Plan after such date of termination. In addition, in the event that the stockholders of the Company do approve the 2021 Plan within twelve (12) months of such effective date, the 2021 Plan shall become void and of no force or effect. The Board may terminate, suspend or amend the Plan at any time without stockholder approval except to the extent that stockholder approval is required to satisfy applicable requirements imposed by (a) Rule 16b-3 under the Exchange or any successor rule or regulation; or (b) the rules of any exchange on or through which the shares of Common Stock are then listed or traded. If the 2021 Plan is terminated, whether by automatic termination on the day before the tenth (10th) anniversary, or for any other reason provided under the 2021 Plan, notwithstanding such termination, all Awards granted prior to such termination shall continue until they are terminated by their respective terms.

Adjustments and Changes in Shares

In the event that there is a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of stock, exchange of stock, change in corporate structure or other similar corporate change affecting the shares of Common Stock, the Board shall appropriately adjust the aggregate number of shares of Common Stock (including shares of Common Stock underlying stock options) available for Awards under the 2021 Plan or subject to outstanding Awards, and any other factors, limits or terms affecting any outstanding or subsequently issuable Awards as may be appropriate.

Types of Awards

Under the 2021 Plan, the Board or Compensation Committee, as applicable, is authorized to grant incentive stock options, non-qualified options and shares of restricted Common Stock.

Stock Options

A stock option is the right to purchase a specified number of shares of Common Stock in the future at a specified exercise price and subject to the other terms and conditions specified in the option agreement and the 2021 Plan. Stock options may granted in the form of incentive stock options and non-qualified stock options.

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Incentive Stock Options. Incentive stock options granted under the 2021 Plan must have an exercise price at least equal to 100% of the fair market value of the Common Stock as of the date of grant. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of our stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of the Common Stock on the date of grant. The aggregate fair market value, determined as of the time an incentive stock option is granted, of the Common Stock with respect to which incentive stock options are exercisable by an employee for the first time during any calendar year cannot exceed $100,000. Incentive stock options shall not transferable except by will or by the laws of descent and distribution and shall only be exercisable by the option holder during the life time of the option holder.

Non-qualified Stock Options. Non-qualified stock options granted under the 2021 Plan must have an exercise price at least equal to 100% of the fair market value of the Common Stock as of the date of grant. Non-qualified stock options are transferable, if at all, to the extent provided in the option agreement granting such options. If the option agreement does not provide for transferability, then a nonqualified stock option shall not transferable except by will or by the laws of descent and distribution and shall only be exercisable by the option holder during the life time of the option holder.

Provisions Relating to All Stock Options.

Payment. Payment of the exercise price for any stock option may be in cash, or with the approval of the Board, (i) by withheld shares which, upon exercise, have a fair market value at the time the option is exercised equal to the option price (plus applicable withholding tax), (ii) by surrendering to the Company shares of Common Stock, subject to restrictions, (iii) by any combination of the foregoing or (iv) by any other manner acceptable to the Board.

Vesting. Stock options may vest in periodic installments or be fully vested at the time of grant. Stock options also may be subject to such other terms and conditions for exercise (which may be based on performance or other criteria) as the Board may determine.

Termination. Unless otherwise provided in an applicable option agreement, stock options shall be terminated immediately upon the termination of employment or provision of services by option holder to the Company or any subsidiary of the Company; provided, however, that an option agreement may provide for exercise until the earlier of the expiration of the stock option or 90 days after such termination of employment or provision of services to the Company or any subsidiary, unless such termination was for “cause.” Unless otherwise provided in the applicable option agreement, in the event of the permanent disability of death of an option holder, all unvested stock options will immediately terminate and vested stock options will be exercisable for a period of 12 months thereafter. Unless otherwise provided in the applicable option agreement, in the event of the retirement of an option holder, all unvested stock options will automatically vest and all stock options will be exercisable for a period of 12 months thereafter.

Restricted Stock Awards

Restricted stock is an award of shares of our Common Stock that vests in accordance with the terms and conditions set forth in the applicable award agreement entered into by the Company and each participant. Until the applicable restrictions (as the Board or Compensation Committee, as applicable, may specify) lapse, such shares are subject to forfeiture and may not be sold or otherwise disposed of by the participant who holds them. After all conditions and restrictions applicable to such shares of restricted stock have been satisfied or lapse, such shares shall become freely transferable by such participant.

Each restricted  stock award shall be evidenced by an award agreement specifying the number of shares, the vesting schedule, the vesting conditions, and the other terms of the restricted stock award. Vesting of restricted stock awards may be based on continued employment or service and/or satisfaction of performance goals or other conditions established by the Board or Compensation Committee, as applicable. Unless otherwise provided in the restricted stock Award Agreement, in the event a restricted stock Award holder’s employment or other service to the Company terminates prior to a vesting date set forth in the restricted stock Award Agreement, any unvested restricted stock Award shall be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company, and neither such Award holder nor his or her heirs, executors, administrators or successors shall have any right or interest in the restricted stock Award. Notwithstanding the foregoing, unless otherwise provided in the restricted stock Award agreement, in the event a such employment or other service to the Company terminates as a result of (A) being terminated by the Company for reasons other than for cause, (B) death, (C) the “Disability” of the holder (as such term is defined in the 2021 Plan), (D) retirement, or (E) a Change of Control (as such term is defined in the 2021 Plan), then any unvested restricted stock Award shall vest immediately upon such date. “Change of Control” shall mean one or more persons acting individually or as a group (i) acquires sufficient additional stock to constitute more than fifty percent (50%) of (A) the total fair market value of all Common Stock issued and outstanding or (B) the total voting power of all shares of capital stock authorized to vote for the election of directors; (ii) acquires, in a twelve (12) month period, thirty-five percent (35%) or more of the voting power of all shares of capital stock authorized to vote for the election of directors, or alternatively a majority of the members of the Board is replaced during any twelve (12) month period by directors whose appointment was not endorsed by a majority of the members of the Board; or (iii) acquires, during a twelve (12) month period, more than forty percent (40%) of the total gross fair market value of all of the Company’s assets. The foregoing shall not apply to (i) any transaction involving any stockholder that individually or as a group owns more than fifty percent (50%) of the outstanding Common Stock on the date the 2021 Plan is approved by the Company’s stockholders, until such time as such stockholder first owns less than forty percent (40%) of the total outstanding Common Stock, or (ii) any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company’s capital stock.

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Restricted stock awards shall be transferable as provided under the terms of the applicable award agreement.

New Plan Benefits

The benefits that will be awarded or paid under the 2021 Plan are not currently determinable (see, however, “Eligibility” above). Awards granted under the Plan are within the discretion of the Board or the Compensation Committee, as applicable, and the Board has not yet determined future Awards or who might receive them.

Federal Tax Matters Relating to Awards

The following summary is a brief discussion of certain federal income tax consequences to U.S. taxpayers and to the Company of stock options and restricted stock awards awarded under the 2021 Plan. This summary is not intended to be a complete discussion of all the federal income tax consequences of the 2021 Plan or of all the requirements that must be met in order to qualify for the tax treatment described below, nor does it discuss state, local or foreign tax consequences. The following summary is based upon the provisions of U.S. federal tax law in effect on the date hereof, which is subject to change (perhaps with retroactive effect) and does not constitute tax advice. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed in this summary may be applicable, depending upon the personal circumstances of individual recipients and each recipient should consider its, his or her personal situation and consult with its, his or her own tax advisor with respect to the specific tax consequences applicable to it, him or her. The following assumes stock options have been granted at an exercise price per share at least equal to 100% of the fair market value of the Common Stock on the date of grant.

Federal tax matters relating to non-qualified stock options. In general, an employee, director or consultant will not recognize income at the time of the grant of nonqualified options under the 2021 Plan. When an optionee exercises a non-qualified stock option and if the Common Stock is not subject to a substantial risk of forfeiture, he or she generally on the day of exercise will recognize ordinary income equal to the excess, if any, of the fair market value (determined on the day of exercise) of the shares of the Common Stock received over the option exercise price. If the Common Stock is subject to a substantial risk of forfeiture, then the optionee will generally recognize ordinary compensation income as of the date or dates on which the risk terminates. The tax basis of such shares to the optionee will be equal to the exercise price paid plus the amount of ordinary compensation income includible in his or her gross income. Upon a subsequent sale or exchange of shares of Common Stock acquired pursuant to the exercise of a non-qualified stock option, the optionee will have taxable capital gain or loss, measured by the difference between the amount realized on the sale or exchange and the tax basis of the shares of Common Stock. The capital gain or loss will be short-term or long-term depending on holding period of the shares of Common Stock sold.

Federal tax matters relating to incentive stock options. In general, an employee will not recognize income on the grant of incentive stock options under the 2021 Plan. Except with respect to the alternative minimum tax, an optionee will not recognize income on the exercise of an incentive stock option unless the option exercise price is paid with stock acquired on the exercise of an incentive stock option and the following holding period for such stock has not been satisfied. For purposes of the alternative minimum tax, however, an optionee will be required to treat an amount equal to the difference between the fair market value (determined on the day of exercise) of our shares of the Common Stock received and the exercise price as an item of adjustment in computing the optionee’s alternative minimum taxable income.

An optionee will recognize long-term capital gain or loss on a sale of the shares acquired on exercise, provided the shares acquired are not sold or otherwise disposed of before: (i) two years from the date of grant of the option, and (ii) one year from the date of exercise of the option. In general, the amount of gain or loss will equal the difference, if any, between the sale price of such shares and the exercise price. If the stock is not held for the required period of time, the optionee will recognize ordinary income to the extent the fair market value (determined on the day of exercise) of the stock exceeds the exercise price, but limited to the gain recognized on sale. The balance of any such gain will be a short-term or long-term capital gain (depending on the applicable holding period).

For the exercise of a stock option to qualify for the foregoing incentive stock option tax treatment, an optionee generally must be our employee continuously from the date of the grant until any termination of employment, and in the event of a termination of employment, the stock option must be exercised within three months after the termination.

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Federal tax matters relating to restricted stock awards. In general, the recipient of a stock award that is not subject to restrictions will recognize ordinary compensation income at the time the shares of Common Stock are received equal to the excess, if any, of the fair market value of the shares of Common Stock received over the amount, if any, the recipient paid in exchange for the shares of Common Stock. If, however, the shares of Common Stock are subject to vesting or other restrictions (that is, they are non-transferable and subject to a substantial risk of forfeiture) when the shares of Common Stock are granted (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize compensation income until the shares of Common Stock becomes vested or the restrictions otherwise lapse, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of vesting (or the date of the lapse of a restriction) less the amount, if any, the recipient paid in exchange for the shares of Common Stock. If the shares of Common Stock are forfeited under the terms of the restricted stock award, the recipient will not recognize income and will not be allowed an income tax deduction with respect to the forfeiture.

A recipient may file an election under Section 83(b) of the Internal Revenue Code with the Internal Revenue Service within thirty (30) days of his or her receipt of a restricted stock award to recognize ordinary compensation income, as of the award date, equal to the excess, if any, of the fair market value of the shares of Common Stock on the award date less the amount, if any, the recipient paid in exchange for the shares of Common Stock. If a recipient makes a Section 83(b) election, then the recipient will not otherwise be taxed in the year the vesting or restriction lapses, and, if the stock award is forfeited, he or she will not be allowed an income tax deduction. If the recipient does not make a Section 83(b) election, dividends paid to the recipient on the shares of Common Stock prior to the date the vesting or restrictions lapse will be treated as compensation income.

The recipient’s tax basis for the determination of gain or loss upon the subsequent disposition of shares of Common Stock acquired as stock awards will be the amount paid for such shares plus the amount includible in his or her gross income as compensation in respect of such shares.

Withholding and other consequences. Any compensation includible in the gross income of a recipient will be subject to appropriate federal and state income tax withholding, and will also be subject to Social Security, Medicare and additional Medicare taxes.

Tax effect for the Company. We are generally entitled to an income tax deduction in connection with a non-qualified stock option or restricted stock award granted under the 2021 Plan (including dividends paid to the recipient with respect to a restricted stock award that has not yet vested and is not otherwise subject to a Section 83(b) election) in an amount equal to the ordinary compensation income realized by a recipient at the time the recipient recognizes such income (for example, the exercise of a non-qualified stock option). We receive no tax deduction on the grant or exercise of an incentive stock option, but we are entitled to a tax deduction if the optionee recognizes compensation income on account of a premature disposition of shares of Common Stock acquired on exercise of an incentive stock option, in the same amount and at the same time as the optionee recognizes income. Special rules may limit the deductibility of compensation paid to our Chief Executive Officer, Chief Financial Officer and to each of our three other most highly compensated executive officers under Section 162(m) of the Internal Revenue Code to the extent that annual compensation paid to any of the foregoing individuals exceeds $1,000,000.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF STOCK OPTIONS AND RESTRICTED STOCK AWARDS UNDER THE 2021 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A RECIPIENT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY STATE OR FOREIGN COUNTRY IN WHICH THE RECIPIENT MAY RESIDE. THE FOREGOING SUMMARY IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY TAXPAYER, TO AVOID PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER.

Vote Required and Recommendation of Board

Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of the shares of Common Stock and shares of Common Stock into which the Series A Preferred Stock are convertible, on an as converted basis, voting together present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to adopt our 2021 Plan.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE ADOPTION OF THE 2021 PLAN.

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PROPOSAL NO. 6 TO RATIFY AND APPROVE THE APPOINTMENT OF RBSM LLP AS THE COMPANY’S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021

The Board of Directors, serving the equivalent functions as an audit committee, has appointed RBSM LLP (“RBSM”) as the independent registered public accounting firm to audit our financial statements for the year ending December 31, 2021 and recommends that stockholders vote for ratification of such appointment. Although we are not required to seek stockholder approval of this appointment, the Board believes it to be sound corporate governance to do so. Notwithstanding the selection by the Board of Directors of RBSM, the Board of Directors may direct the appointment of a new independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in our best interest and in that of our stockholders. If the appointment is not ratified, the Board of Directors will investigate the reasons for stockholder rejection and will reconsider the appointment.

The Board of Directors believes that RBSM is well suited to provide the services that we require in 2021 and beyond. Representatives of RBSM are expected to attend the Annual Meeting, where they will be available to respond to questions and, if they desire, to make a statement.

RBSM’s audit reports on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that RBSM’s audit reports for the year ended December 31, 2020 contained an emphasis of a matter regarding the Company’s ability to continue as a going concern.

During the fiscal year ended December 31, 2020, and the subsequent interim periods through August [__], 2021, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and RBSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to RBSM’s satisfaction, would have caused RBSM to make reference thereto in its reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

During the fiscal year ended December 31, 2020, and the subsequent interim periods through August [__], 2021, neither the Company nor anyone acting on its behalf has consulted with RBSM regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that RBSM concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Audit and Related Fees

The following table is a summary of the fees billed to us by RBSM for fiscal years ended December 31, 2020 and December 31, 2019:

Fee Category	Fiscal 2020 fees	Fiscal 2019 fees
Audit fees	$58,000	$56,500
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total fees	$58,000	$56,500

Audit Fees. Such amount consists of fees billed for professional services rendered in connection with the audit of our annual financial statements and review of the interim financial statements included in our quarterly reports. It also includes services that are normally provided by our independent registered public accounting firms in connection with statutory and regulatory filings or engagements.

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Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits, consents issued for certain filings with the SEC, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services related to tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

All Other Fees. Consists of fees for products and services other than the services reported above. In fiscal 2019, such fees were related primarily to server hardware and telephone system maintenance and upgrades. In fiscal 2018, such fees were also related primarily to server hardware and telephone system upgrades.

Serving the equivalent functions of the audit committee, the Board of Directors’ practice is to consider and approve in advance all proposed audit and non-audit services to be provided by our independent registered public accounting firm. All the fees shown above were pre-approved by the Board of Directors.

Vote Required and Recommendation of Board

If a quorum is present, the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will be required to ratify the appointment of RBSM as our independent registered public accounting firm.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF RBSM LLP AS THE INDEPENDENT REGISTERED ACCOUNTING FIRM OF INFINITY ENERGY RESOURCES, INC. FOR THE YEAR ENDING DECEMBER 31, 2021.

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PROPOSAL No. 7 ADVISORY (NON-BINDING) PROPOSAL ON EXECUTIVE COMPENSATION

Our compensation policies and procedures are centered on a pay-for-performance philosophy, and we believe that they are strongly aligned with the long-term interests of our stockholders. Our compensation program is designed to attract, motivate, and retain the key executives who drive our success. Compensation that rewards excellence and reflects performance, and alignment of that compensation with the interests of long-term stockholders, are key principles of our compensation program design. Although we have made and will continue to make improvements to our compensation program from time to time, these key principles have been unchanged for many years.

We support the principle that our corporate governance policies, including our executive compensation program, should be responsive to stockholder concerns. This principle is embodied in a non-binding, advisory vote that gives you as a stockholder the opportunity to approve the compensation of our named executive officers as disclosed in this proxy statement, including, among other things, our executive compensation objectives, policies and procedures. This vote is intended to provide an overall assessment of our executive compensation program rather than to focus on any specific item of compensation. The Board of Directors, serving the equivalent functions as a compensation committee, and the Board as a whole, value the opinions of our stockholders and intend to take the outcome of this vote into account when considering future executive compensation arrangements. However, because the vote is advisory, it will not directly affect any existing compensation awards of any of our executive officers, including our named executive officers.

As discussed above, our executive compensation program is designed:

●	to demand and reward excellence from each of our executive officers and from the management team as a whole;

●	to align our interests with the interests of executives and other employees through compensation programs that recognize individual contributions toward the achievement of corporate goals and objectives without encouraging unnecessary or unreasonable risks;

●	to further link executive and stockholder interests through equity-based compensation and long-term stock ownership arrangements;

●	to recognize and reward excellence in an executive’s performance in the furtherance of our goals and objectives without undertaking unnecessary or excessive risk; and

●	to attract and retain high caliber executive and employee talent.

The application of these principles and our executive compensation philosophy, policies and procedures have resulted in a corporate culture that demands excellence and recognizes individual and team performance without encouraging unnecessary or excessive risks. We align the interests of stockholders and executives by linking a substantial portion of compensation to our performance. For example, approximately 100% of the total 2020 compensation disclosed in the Summary Compensation Table for our named executive officers consisted of either incentives that were subject to pre-established performance criteria or equity awards whose ultimate value upon resale depends upon the value of our stock to stockholders. We have made and will continue to make improvements to our compensation program from time to time. In most cases, compensation decisions made during 2020 resulted in the grant of restricted stock awards rather than an increase in case pay over the prior year.

We encourage you to consider the detailed information provided in the Summary Compensation Table and the tables and other information that follow it. The Board of Directors will review the advisory voting results and will take them into account in making future executive compensation decisions.

After reviewing the information provided above and in the other parts of this proxy statement, the Board asks you to approve the following advisory resolution:

Resolved, that the stockholders of Infinity Energy Resources, Inc. hereby approve, on an advisory, nonbinding basis, the compensation paid to its named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in this proxy statement.

This advisory vote will be approved if it receives the affirmative vote of a majority of the shares of shares of Common Stock and Common Stock into which the Series A Preferred Stock are convertible, on an as converted basis, voting together, present at the Annual Meeting, in person or by proxy, and voting on the matter.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE COMPENSATION PAID TO THE CORPORATION’S NAMED EXECUTIVE OFFICERS AS DISCLOSED HEREIN.

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PROPOSAL NO. 8 ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF STOCKHOLDER VOTES REGARDING EXECUTIVE COMPENSATION

Our stockholders are entitled to cast an advisory vote at the Annual Meeting regarding how frequently stockholders should consider and cast an advisory vote to approve the compensation of our named executive officers. Under the Dodd-Frank Act, at least every six years, the Company is required to seek an advisory (non-binding) stockholder vote regarding the frequency of the “say-on-pay” vote such as Proposal 8. The Dodd-Frank Act specifies that stockholders be given the opportunity to vote on the compensation paid to our named executive officers every year, every two years or every three years. Although this vote is advisory and non-binding, our Board of Directors will review voting results and give serious consideration to the outcome of such voting. We have not previously held an advisory (non-binding) stockholder vote regarding the frequency of the “say-on-pay” vote.

We believe that a three-year frequency is preferable for such vote because an annual or even biennial frequency creates the risk of relying upon hindsight to an unwarranted degree in evaluating the amount of executive compensation paid in one particular year. Our financial results in any particular year can be significantly impacted by factors beyond management’s control and for which our executives deserve neither credit nor blame, such as difficulties in forecasting in volatile economic conditions, or unexpected changes in the markets for our products and those of our customers. The determination of whether our executives’ compensation is closely tied to performance and properly rewards excellence is best viewed over a multi-year period.

In addition, a three-year frequency would lead to more thoughtful change, if we received an advisory vote disapproving of our executive compensation program. We would use the time to fully understand the specific stockholder concerns that led to that vote and to develop and consider alternatives. We would likely implement any resulting changes on a prospective basis beginning not earlier than the year following the stockholder vote in any case. This means that few if any of the changes would be reflected in the executive compensation reported in the proxy statement for the next stockholders’ meeting. If the vote is held on a three-year frequency, the additional time will lead to more informed changes and the creation of sufficient compensation data to permit meaningful evaluation of any changes.

The Board values and encourages constructive dialogue with our stockholders on compensation and other important governance topics. The Board currently believes that providing stockholders with an advisory vote on our executive compensation philosophy, policies and procedures every three years will enhance the value of stockholder communication by encouraging a longer-term focus. We note that stockholders will also be asked to express their views whenever we adopt or materially amend our executive equity compensation plans, and that stockholders can express their views to management or the Board at any time by contacting the Company Secretary.

After reviewing the information provided above and in the other parts of this proxy statement, the Board asks you to give your advisory vote regarding the frequency of stockholder advisory votes to approve the compensation of our named executive officers. You can give your advisory vote at the Annual Meeting or by indicating your preference on the enclosed proxy card, which asks for your vote by choosing the option of one, two or three years or you may abstain from voting on this proposal.

Note that the proxy card provides for the four choices identified above and that you are not voting to approve or disapprove the Board’s recommendation. You should check only one alternative. The Board will consider the results of this advisory vote in determining the frequency of similar advisory votes in the future but is not bound by the results of the vote.

The outcome of this advisory vote will be determined by whichever of the choices (every three years, every two years or every year) receives the greatest number of votes cast. If at the most recent stockholder frequency vote a single frequency (i.e., three years, two years or one year) receives the support of a majority of the votes cast and we adopt a frequency that is consistent with that choice, we may exclude from future proxy statements any stockholder proposals that recommend a different frequency.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF HOLDING THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR EXECUTIVE OFFICERS EVERY THREE YEARS.

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OTHER MATTERS

The Board is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board may recommend.

ADVANCE NOTICE PROVISIONS FOR STOCKHOLDER PROPOSALS AND NOMINATIONS

In order for a stockholder to nominate directors at an annual meeting or to propose business to be brought before an annual meeting, the stockholder must give timely, written notice to the Secretary of the Company and such notice must be received at the principal executive offices of the Company not less than (i) 120 days before the date of its release of the proxy statement to stockholders in connection with its previous year’s annual meeting of stockholders, or (ii) a reasonable time before the Company begins to print and send its proxy materials, in the event that the date of the 2022 annual meeting of stockholders is changed by more than thirty (30) days from the anniversary date of the Annual Meeting.

Such stockholder’s notice shall include, with respect to each matter that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and with respect to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, that is required under the Securities Exchange Act of 1934, as amended.

In addition, the stockholder must include in such notice the name and address, as they appear on the Company’s records, of the stockholder proposing such business or nominating such persons, and the name and address of the beneficial owner, if any, on whose behalf the proposal or nomination is made, the class and number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal or nomination is made, and any material interest or relationship that such stockholder of record and/or the beneficial owner, if any, on whose behalf the proposal or nomination is made may respectively have in such business or with such nominee. At the request of the Board of Directors, any person nominated for election as a director shall furnish to the Secretary of the Company the information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

ANNUAL REPORT

This Proxy Statement is accompanied by a copy of our 2020 Annual Report on Form 10-K.

BY ORDER OF THE BOARD OF DIRECTORS

August [__], 2021	Chief Executive Officer
Overland Park, Kansas

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(Continued and to be dated and signed on reverse side)

2021 ANNUAL MEETING OF STOCKHOLDERS OF INFINITY ENERGY RESOURCES, INC.

Wednesday, October 13, 2021

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please mark your vote in blue or black ink as shown here. Please detach along perforated line and mail in the envelope provided.

The Board of Directors recommends that you vote as follows: “FOR” the election of the three nominees to the Board of Directors; “FOR” Proposals 2, 3, 4, 5, 6, 7 and 8.

Proposal 1: To elect three directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified:

NOMINEES:
[ ] FOR ALL NOMINEES

[ ] Stanton E. Ross	[ ] Daniel F. Hutchins
[ ] Leroy C. Richie

[ ] WITHHOLD AUTHORITY FOR ALL NOMINEES	[ ] FOR ALL EXCEPT
(See instructions below)	________________

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: [ ]

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method: [  ]

Proposal 2. FOR the approval of an amendment to the Company’s Certificate of Incorporation, as amended, removing the provision providing that any action taken by the stockholders by written consent in lieu of a meeting requires that all of the Company’s stockholders entitled to vote on such action consent in writing thereto.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal 3. FOR the approval of an amendment to the Company’s Certificate of Incorporation, as amended, increasing the Company’s authorized shares of common stock from 75,000,000 shares to 500,000,000 shares.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal 4. FOR the approval of an amendment to the Company’s Certificate of Incorporation, as amended, changing the Company’s name to American Noble Gas, Inc:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal 5. FOR the approval of adoption of the Company’s 2021 Stock Option and Restricted Stock Plan:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal 6. FOR ratification of the appointment of RBSM LLP as the Company’s independent registered public accountants for the fiscal year ending December31, 2021:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

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Proposal 7. FOR the approval of a non-binding advisory proposal to approve the compensation paid to the Company’s named executive officers (the “Say-on-Pay Proposal”):

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal 8. To hold an advisory (non-binding) vote, as to whether the stockholder votes regarding our executive compensation should occur every three years, every two years or every year:

[ ] 1	[ ] 2	[ ] 3	[ ] ABSTAIN

YEAR YEARS

In his discretion, the proxy is authorized to vote upon such other business that may properly come before the 2021 Annual Meeting.

Signature of Stockholder	Date	Signature of Stockholder	Date

NOTE:	Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on October 13, 2021: This Proxy Statement, proxy card and annual report are available at www. infyoilandgas.com.

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APPENDIX A

FORM OF SECOND CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORTION

SECOND CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION

OF

INFINITY ENERGY RESOURCES, INC.,

a Delaware Corporation

(Pursuant to Section 242 of the

General Corporation Law of the State of Delaware)

Infinity Energy Resources, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY:

The original Certificate of Incorporation of Infinity Energy Resources, Inc. was filed with the Secretary of State of the State of Delaware on April 29, 2005. A Corrected Instrument Certificate, along with a Corrected Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 13, 2006. A Certificate of Amendment of Certificate of Incorporation was filed with the Secretary of the State of the State of Delaware on November 17, 2015.

I.	Article 1 of the Certificate of Incorporation, as amended to date, is stricken and is hereby amended and restated in its entirety to read as follows:

“The name of the corporation is American Noble Gas, Inc. (the “Company”).”

II.	Article 4, Section 4.1(a) of the Certificate of Incorporation, as amended to date, is stricken and is hereby amended and restated in its entirety to read as follows:

4.1	Common Stock.

(a)	The total number of shares of common stock, par value $.0001 per share, that the Company is authorized to issue is 500,000,000.

III.	Article 7, Section 7.2 of the Certificate of Incorporation, as amended to date, is stricken and is hereby deleted in its entirety.

All other provisions of the Certificate of Incorporation, as amended to date, shall remain in full force and effect.

This Second Certificate of Amendment of Certificate of Incorporation of Infinity Energy Resources, Inc. has been duly adopted and approved in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the directors and stockholders of the Corporation.

[Signature page follows]

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IN WITNESS WHEREOF, Infinity Energy Resources, Inc. has caused this Second Certificate of Amendment of Certificate of Incorporation to be signed by its Chief Executive Officer this [___] day of [______], 2021.

INFINITY ENERGY RESOURCES, INC.

By:
Name:	Stanton E. Ross
Title:	Chief Executive Officer

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Appendix B

Infinity Energy Resources, Inc.

2021 Stock Option and Restricted Stock Plan

1. Purposes.

(a) Background. This 2021 Stock Option and Restricted Stock Plan was adopted on August __, 2021 by the Board of Directors, subject to the approval of the Company’s stockholders. Options granted under the Plan prior to the stockholders’ approval will be effective upon approval of the stockholders as of their respective dates of grant.

(b) Eligible Award Recipients. The persons eligible to receive Awards are all employees (including executive officers) and directors of the Company or any of its affiliates, as well as consultants, professionals and service providers who provide services to the Company are eligible to participate in the 2021 Plan.

(c) Available Awards. The purpose of the Plan is to provide a means by which eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following: (i) Incentive Stock Options, (ii) Nonqualified Stock Options, and (iii) rights to acquire restricted stock.

(d) General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2. Definitions.

(a) “Affiliate” means any entity that controls, is controlled by, or is under common control with the Company.

(b) “Award” means any right granted under the Plan, including an Option, and a right to acquire restricted Common Stock.

(c) “Award Agreement” means a written agreement between the Company and a holder of an Award (other than an Option) evidencing the terms and conditions of an individual Award grant.

(d) “Board” means the board of directors of the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

(f) “Committee” means a pre-existing or newly formed committee of members of the Board appointed by the Board in accordance with subsection 3(c).

(g) “Common Stock” means the shares of the Company’s common stock par value $0.001 and other rights with respect to such shares.

(h) “Company” means Infinity Energy Resources, Inc., a Delaware corporation.

(i) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee or Director is not interrupted or terminated. Unless otherwise provided in an Award Agreement or Option Agreement, as applicable, the Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service to the Company or an Affiliate as an Employee or Director. The Board, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence, including sick leave, military leave or any other personal leave.

(j) “Covered Employee” means the Company’s chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(k) “Director” means a member of the Board of the Company.

(l) “Disability” means the Participant’s inability, due to illness, accident, injury, physical or mental incapacity or other disability, to carry out effectively the duties and obligations to the Company and its Affiliates performed by such person immediately prior to such disability for a period of at least six (6) months, as determined in the good faith judgment of the Board.

(m) “Dollars” or “$” means United States dollars.

(n) “Employee” means any person employed by the Company or an Affiliate. Service as a Director or payment of a director’s fee by the Company or an Affiliate alone shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

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(p) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange, or traded on the Nasdaq Global Market, the Nasdaq Capital Market or the OTCQB or other public marketplace, the Fair Market Value of the Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in Common Stock if such stock is traded on more than one such exchange or market) on the last market trading day prior to the day of determination, as reported by such exchange or market or such other source as the Board reasonably deems reliable.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

(q) “Incentive Stock Option” means an option designated as an incentive stock option in an Option Agreement and that is granted in accordance with the requirements of, and that conforms to the applicable provisions of, Section 422 of the Code.

(r) “Independent Director” means (i) a Director who satisfies the definition of Independent Director or similar definition under the applicable stock exchange or Nasdaq rules and regulations upon which the Common Stock is traded from time to time and (ii) a Director who either (A) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (B) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(s) “Nonqualified Stock Option” means an option that is not designated in an Option Agreement as an Incentive Stock Option or was not granted in accordance with the requirements of, and does not conform to the applicable provisions of, Section 422 of the Code.

(t) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(u) “Option” means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to the Plan.

(v) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant.

(w) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(x) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(y) “Plan” means this Infinity Energy Resources, Inc. 2015 Stock Option and Restricted Stock Plan.

(z) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(aa) “Securities Act” means the Securities Act of 1933, as amended.

(bb) “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent corporation or any subsidiary corporation, both as defined in Section 424 of the Code.

3. Administration.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c). The Board may, at any time and for any reason in its sole discretion, rescind some or all of such delegation.

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(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combination of types of Award shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to an Award; and the number of shares of Common Stock with respect to which an Award shall be granted to each such person.

(ii) To construe and interpret the Plan, Awards granted under it, Option Agreements and Award Agreements, and to establish, amend and revoke rules and regulations for their administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement or Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan, an Award, an Award Agreement or an Option Agreement as provided in Section 12, provided that, the Board shall not amend the Fair Market Value of an Award or extend the term of an Option or Award without obtaining the approval of the stockholders if required by the rules of any stock exchange upon which the Common Stock is listed.

(iv) To reprice any Options granted under the Plan by lowering the exercise price of an Option after it is granted, canceling an Option at a time when its exercise price exceeds the Fair Market Value of the stock underlying the Option, in exchange for another Option or Award, as well as any other action that is treated as a repricing under generally accepted accounting principles.

(v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

(c) Delegation to Committee.

(i) General. The Board may delegate administration of the Plan and its powers and duties thereunder to a Committee or Committees, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. Upon such delegation, the Committee shall have the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be deemed to include the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan, except respecting matters under Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, or any rules or regulations issued thereunder, which are required to be determined in the sole discretion of the Committee.

(ii) Committee Composition. A Committee shall consist solely of two (2) or more Independent Directors. Within the scope of its authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Independent Directors the authority to grant Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who are not Independent Directors or to the Company’s Chief Executive Officer the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d) Effect of Board’s Decision; No Liability. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons. No member of the Board or the Committee or any person to whom duties hereunder have been delegated shall be liable for any action, interpretation or determination made in good faith, and such persons shall be entitled to full indemnification and reimbursement consistent with applicable law and in the manner provided in the Company’s Articles of Incorporation and Bylaws, as the same may be amended from time to time, or as otherwise provided in any agreement between any such member and the Company.

4. Stock Subject to the Plan.

(a) Stock Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the shares of Common Stock that may be issued pursuant to Awards shall not exceed in the aggregate five million (5,000,000) shares of Common Stock.

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(b) Reversion of Stock to the Stock Reserve. If any Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Award shall revert to and again become available for issuance under the Plan.

(c) Source of Stock. The Common Stock subject to the Plan may be unissued stock or reacquired stock, bought on the market or otherwise.

5. Eligibility.

(a) Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees and Directors.

(b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

6. Option Provisions.

Each Option Agreement shall be subject to the terms and conditions of this Plan. Each Option and Option Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonqualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for the shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical.

(a) Provisions Applicable to All Options.

(i) Consideration. The purchase price of the shares of Common Stock acquired pursuant to an Option shall be paid as follows: (a) in cash or by certified or official bank check, payable to the order of the Company, in the amount (the “Purchase Price”) equal to the exercise price of the Option multiplied by the number of shares plus payment of all taxes applicable upon such exercise; (b) with shares owned by the Optionholder having a Fair Market Value at the time the Option is exercised equal to the Purchase Price plus payment in cash of all taxes applicable upon such exercise, with the prior approval of the Board; (c) by surrendering to the Company the right to acquire a number of shares having an aggregate value such that the amount by which the Fair Market Value of such shares exceeds the aggregate exercise price is equal to the Purchase Price plus payment in cash of all taxes applicable upon such exercise, with the prior approval of the Board; (d) any combination of the foregoing; or (e) a manner acceptable to the Board.

(ii) Vesting Generally. An Option may (A) vest, and therefore become exercisable, in periodic installments that may, but need not, be equal, or (B) be fully vested at the time of grant. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions, if any, of individual Options may vary. The provisions of this subsection 6(a)(ii) are subject to any Option Agreement provisions governing the minimum number of Common Stock as to which an Option may be exercised.

(iii) Termination of Continuous Service. Unless otherwise provided in the Option Agreement, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death, Disability, retirement or as a result of a Change of Control), all Options held by the Optionholder shall immediately terminate; provided, however, that an Option Agreement may provide that if an Optionholder’s Continuous Service is terminated for reasons other than for cause, all vested Options held by such person shall continue to be exercisable until the earlier of the expiration date of such Option or ninety (90) days after the date of such termination. All such vested Options not exercised within the period described in the preceding sentence shall terminate.

(iv) Disability or Death of Optionholder. Unless otherwise provided in the Option Agreement, in the event of an Optionholder’s Disability or death, all unvested Options shall immediately terminate, and all vested Options held by such person shall continue to be exercisable for twelve months after the date of such Disability or death. All such vested Options not exercised within such twelve-month period shall terminate.

(v) Retirement. Unless otherwise provided in the Option Agreement, in the event of the Optionholder’s retirement, all unvested Options shall automatically vest on the date of such retirement and all Options shall be exercisable for the earlier of twelve (12) months after such retirement date or the expiration date of such Options. All such Options not exercised within the period described in the preceding sentence shall terminate.

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(b) Provisions Applicable to Incentive Stock Options.

(i) Term. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted. Further, no grant of an Incentive Stock Option shall be made under this Plan more than ten (10) years after the date the Plan is approved by the stockholders of the Company.

(ii) Exercise Price of an Incentive Stock Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

(iii) Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

(iv) Incentive Stock Option $100,000 Limitation. Notwithstanding any other provision of the Plan or an Option Agreement, the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionholder in any calendar year, under the Plan or any other option plan of the Company or its Affiliates, shall not exceed One Hundred Thousand Dollars ($100,000). For this purpose, the Fair Market Value of the Common Stock shall be determined as of the time an Option is granted. The Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

(c) Provisions Applicable to Nonqualified Stock Options.

(i) Exercise Price of a Nonqualified Stock Option. The exercise price of each Nonqualified Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

(ii) Transferability of a Nonqualified Stock Option. A Nonqualified Stock Option shall be transferable, if at all, to the extent provided in the Option Agreement. If the Option Agreement does not provide for transferability, then the Nonqualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

7. RESTRICTED STOCK AWARDS.

Each restricted stock Award agreement shall be in such form and shall contain such restrictions, terms and conditions, if any, as the Board shall deem appropriate and shall be subject to the terms and conditions of this Plan. The terms and conditions of restricted stock Award Agreements may change from time to time, and the terms and conditions of separate restricted stock Award Agreements need not be identical, but each restricted stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A restricted stock Award may be awarded in consideration for past services actually rendered, or for future services to be rendered, to the Company or an Affiliate for its benefit.

(ii) Vesting. Common Stock awarded under the restricted stock Award Agreement may (A) be subject to a vesting schedule to be determined by the Board or (B) be fully vested at the time of grant.

(iii) Termination of Participant’s Continuous Service. Unless otherwise provided in the restricted stock Award Agreement, in the event a Participant’s Continuous Service terminates prior to a vesting date set forth in the restricted stock Award Agreement, any unvested restricted stock Award shall be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company, and neither the Participant nor his or her heirs, executors, administrators or successors shall have any right or interest in the restricted stock Award. Notwithstanding the foregoing, unless otherwise provided in the restricted stock Award agreement, in the event a Participant’s Continuous Service terminates as a result of (A) being terminated by the Company for reasons other than for cause, (B) death, (C) Disability, (D) retirement, or (E) a Change of Control (subject to the provisions of Section 11(c) hereof), then any unvested restricted stock Award shall vest immediately upon such date. “Change of Control” shall mean one or more persons acting individually or as a group (i) acquires sufficient additional stock to constitute more than fifty percent (50%) of (A) the total fair market value of all Common Stock issued and outstanding or (B) the total voting power of all shares of capital stock authorized to vote for the election of directors; (ii) acquires, in a twelve (12) month period, thirty-five percent (35%) or more of the voting power of all shares of capital stock authorized to vote for the election of directors, or alternatively a majority of the members of the Board is replaced during any twelve (12) month period by directors whose appointment was not endorsed by a majority of the members of the Board; or (iii) acquires, during a twelve (12) month period, more than forty percent (40%) of the total gross fair market value of all of the Company’s assets. The foregoing shall not apply to (i) any transaction involving any stockholder that individually or as a group owns more than fifty percent (50%) of the outstanding Common Stock on the date the 2021 Plan is approved by the Company’s stockholders, until such time as such stockholder first owns less than forty percent (40%) of the total outstanding Common Stock, or (ii) any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company’s capital stock.

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(iv) Transferability. Rights to acquire Common Stock under the restricted stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock Award Agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock Award Agreement remain subject to the terms of the restricted stock Award Agreement.

8. Availability of Stock.

Subject to the restrictions set forth in Section 4(a), during the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

9. Use of Proceeds from Stock.

Proceeds from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.

10. Miscellaneous.

(a) Exercise of Awards. Awards shall be exercisable at such times, or upon the occurrence of such event or events as the Board shall determine at or subsequent to grant. Awards may be exercised in whole or in part. Common Stock purchased upon the exercise of an Award shall be paid for in full at the time of such purchase.

(b) Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(c) Stockholder Rights.

(i) Options. Unless otherwise provided in and upon the terms and conditions in the Option Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Common Stock subject to an Option unless and until such Participant has satisfied all requirements for exercise of, and has exercised, the Option pursuant to its terms.

(ii) Restricted Stock. Unless otherwise provided in and upon the terms and conditions in the restricted stock Award Agreement, the Recipient will have the right to vote the Shares and to receive any cash dividends. However, stock dividends, stock rights or others securities issued with respect to the Shares shall subject to the same restrictions as exist regarding the original Shares.

(d) No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted, or any other capacity, or shall affect the right of the Company or an Affiliate to terminate with or without notice and with or without cause (i) the employment of an Employee or an Affiliate or (ii) the service of a Director of the Company or an Affiliate.

(e) Withholding Obligations. If the Company has or will have a legal obligation to withhold the taxes related to the grant, vesting or exercise of the Award, such Award may not be granted, vested or exercised in whole or in part, unless such tax obligation is first satisfied in a manner satisfactory to the Company. To the extent provided by the terms of an Award Agreement or Option Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment in Dollars; (ii) authorizing the Company to withhold Common Stock from the Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered Common Stock.

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(f) Listing and Qualification of Stock. This Plan and the grant and exercise of Awards hereunder, and the obligation of the Company to sell and deliver Common Stock under such Awards, shall be subject to all applicable United States federal and state laws, rules and regulations, and any other laws applicable to the Company, and to such approvals by any government or regulatory agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Common Stock upon any exercise of an Award until completion of any stock exchange listing, or the receipt of any required approval from any stock exchange or other qualification of such Common Stock under any United States federal or state law rule or regulation as the Company may consider appropriate, and may require any individual to whom an Award is granted, such individual’s beneficiary or legal representative, as applicable, to make such representations and furnish such information as the Board may consider necessary, desirable or advisable in connection with the issuance or delivery of the Common Stock in compliance with applicable laws, rules and regulations.

(g) Non-Uniform Determinations. The Board’s determinations under this Plan (including, without limitation, determinations of the persons to receive Awards, the form, term, provisions, amount and timing of the grant of such Awards and of the agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under this Plan, whether or not such persons are similarly situated.

11. Adjustments Upon Changes in Stock.

(a) Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of stock, exchange of stock, change in corporate structure or other transaction), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Awards will be appropriately adjusted in the class(es) and number of securities and price per stock of Common Stock subject to such outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to such event.

(c) Asset Sale, Merger, Consolidation or Reverse Merger. In the event of a Change of Control (as defined below), any unvested Awards shall vest immediately prior to the closing of the Change of Control, and the Board shall have the power and discretion to provide for the Participant’s election alternatives regarding the terms and conditions for the exercise of, or modification of, any outstanding Awards granted hereunder, provided, however, such alternatives shall not affect the then current exercise provisions without such Participant’s consent. The Board may provide that Awards granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Awards will expire. Any such determinations by the Board may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. For the purpose of this Plan, a “Change of Control” shall have occurred in the event one or more persons acting individually or as a group (i) acquires sufficient additional stock to constitute more than fifty percent (50%) of (A) the total Fair Market Value of all Common Stock issued and outstanding or (B) the total voting power of all shares of capital stock authorized to vote for the election of directors; (ii) acquires, in a twelve (12) month period, thirty-five percent (35%) or more of the voting power of all shares of capital stock authorized to vote for the election of directors, or alternatively a majority of the members of the board is replaced during any twelve (12) month period by directors whose appointment was not endorsed by a majority of the members of the board; or (iii) acquires, during a twelve (12) month period, more than forty percent (40%) of the total gross fair market value of all of the Company’s assets. Notwithstanding the foregoing, the provisions of this Section 11(c) shall not apply to (i) any transaction involving any stockholder that individually or as a group owns more than fifty percent (50%) of the outstanding Common Stock on the date this Plan is approved by the Company’s stockholders, until such time as such stockholder first owns less than forty percent (40%) of the total outstanding Common Stock, or (ii) any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company’s capital stock.

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12. Amendment of the Plan and Awards.

(a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any applicable Nasdaq or securities exchange listing requirements.

(b) Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d) No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless the Participant consents in writing.

(e) Amendment of Awards. Subject to Section 3(b)(iii), the Board at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the rights under any Award shall not be impaired by any such amendment unless the applicable Participant consents in writing.

13. Termination or Suspension of the Plan.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the Participant.

(c) Savings Clause. This Plan is intended to comply in all aspects with applicable laws and regulations. In case any one or more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law or regulation, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws so as to foster the intent of this Plan.

14. Effective Date of Plan.

The Plan shall not become effective unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board. No Awards may be grated before the effective date and no further Awards may be granted under the 2021 Plan after such date of termination. In addition, in the event that the stockholders of the Company do approve the 2021 Plan within twelve (12) months of such effective date, the 2021 Plan shall become void and of no force or effect. The Board may terminate, suspend or amend the Plan at any time without stockholder approval except to the extent that stockholder approval is required to satisfy applicable requirements imposed by (a) Rule 16b-3 under the Exchange or any successor rule or regulation; or (b) the rules of any exchange on or through which the shares of Common Stock are then listed or traded. If the 2021 Plan is terminated, whether by automatic termination on the day before the tenth (10th) anniversary, or for any other reason provided under the 2021 Plan, notwithstanding such termination, all Awards granted prior to such termination shall continue until they are terminated by their respective terms.

15. Choice of Law.

The law of the state of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

(The Plan was adopted by the Board of Directors on August __, 2021).

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